UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF SEPTEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Equity Central Fund Fidelity® Emerging Markets Equity Central Fund

This annual shareholder report contains information about Fidelity® Emerging Markets Equity Central Fund for the period October 1, 2023 to September 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Emerging Markets Equity Central Fund	$ 3	0.02%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending September 30, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Latin America, primarily in Brazil, detracted from the fund's performance versus the Fidelity Emerging Markets Equity Central Fund Linked IndexSM for the fiscal year.
•By sector, the biggest detractor from performance versus the index was stock picking in financials. Picks and an underweight in information technology, primarily within the technology hardware & equipment industry, also hampered the fund's result, as did choices in health care.
•The largest individual relative detractor was an overweight in XP (-20%), followed by an underweight in MediaTek (+69%). We established the position in MediaTek this period. Underexposure to Hon Hai Precision Industry (+88%) also hurt. This period we meaningfully added to the position.
•In contrast, from a regional standpoint, picks and an underweight in Emerging Asia and stock selection in Emerging Europe contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the index were stock picking in communication services, consumer discretionary and materials.
•The fund's non-index stake in Sea gained 114% and was the top individual relative contributor. The stock was among the fund's largest holdings. Overweight positions in Zomato (+164%) and Capitec Bank Holdings (+98%) also contributed.
•Notable changes in positioning include increased exposure to Taiwan and a lower allocation to South Korea. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
September 30, 2014 through September 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Emerging Markets Equity Central Fund	25.79%	6.01%	5.23%
Fidelity Emerging Markets Equity Central Fund Linked Index℠	26.06%	5.44%	3.91%
MSCI Emerging Markets Index	26.06%	5.77%	4.05%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of September 30, 2024)

KEY FACTS
Fund Size	$2,505,309,202
Number of Holdings	262
Total Advisory Fee	$0
Portfolio Turnover	42%
What did the Fund invest in?
(as of September 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	23.0
Financials	21.0
Consumer Discretionary	16.2
Communication Services	9.2
Materials	6.8
Industrials	5.7
Consumer Staples	5.7
Energy	4.5
Health Care	3.1
Utilities	3.1
Real Estate	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.9
Tencent Holdings Ltd	5.0
Alibaba Group Holding Ltd	2.7
Samsung Electronics Co Ltd	2.6
HDFC Bank Ltd	2.4
SK Hynix Inc	2.2
PDD Holdings Inc Class A ADR	2.0
Meituan B Shares	1.7
Reliance Industries Ltd	1.7
Sea Ltd Class A ADR	1.6
32.8
How has the Fund changed?

This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

Effective March 1, 2024, the fund's management contract was amended to remove the fee the investment adviser received from investing funds.	The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913779.100    2113-TSRA-1124

ANNUAL SHAREHOLDER REPORT | AS OF SEPTEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Floating Rate Central Fund Fidelity® Floating Rate Central Fund

This annual shareholder report contains information about Fidelity® Floating Rate Central Fund for the period October 1, 2023 to September 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Floating Rate Central Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•Amid resilient corporate profits, a realization that the U.S. economy was performing better than forecast and expectations that the U.S. Federal Reserve would keep interest rates higher for longer than originally anticipated, leveraged loans posted a solid gain for the 12 months ending September 30, 2024. Loan performance weakened and yields declined in the final three months of the period, falling in anticipation of the Fed's September 18 rate cut of 50 basis points.
•Against this backdrop, the fund's core investment in floating-rate leveraged loans gained 9.56% and detracted from performance versus the benchmark Morningstar LSTA US Performing Loans Index for the fiscal year.
•By industry, the biggest contributor to performance versus the benchmark was security selection in retailers (except food & drug). Security selection in electronics/electrical and insurance also boosted the fund's relative result.
•The top individual relative contributor was timely ownership of Jo Ann Stores (-69%). The second-largest relative contributor was an overweight in Asurion (+17%). The company was among the fund's largest holdings. Not owning Magenta Buyer, a benchmark component that returned -41%, was another notable relative contributor.
•In contrast, the primary detractors from performance versus the benchmark were security selection in food products and all telecom, as well as security selection and an underweight in health care.
•The largest individual relative detractors were overweights in Securus Technologies (-20%) and Del Monte (-24%). Securus was not held at period end. Not owning Air Medical, a benchmark component that gained roughly 53%, was another notable relative detractor.
•By quality, positioning in unrated bonds contributed most, whereas those rated CCC hurt most.
•Notable changes in positioning include increased exposure to financial intermediaries and chemicals & plastics.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
September 30, 2014 through September 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Floating Rate Central Fund	9.87%	6.02%	5.15%
Morningstar® LSTA® US Performing Loans	9.87%	6.00%	5.14%
Bloomberg U.S. Universal Bond Index	12.08%	0.70%	2.15%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of September 30, 2024)

KEY FACTS
Fund Size	$1,427,548,068
Number of Holdings	521
Total Advisory Fee	$0
Portfolio Turnover	50%
What did the Fund invest in?
(as of September 30, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Great Outdoors Group LLC	2.6
Asurion LLC	2.3
Fidelity Private Credit Company LLC	1.4
Caesars Entertainment Inc	1.2
Acrisure LLC	1.2
Polaris Newco LLC	1.1
UKG Inc	1.1
Medline Borrower LP	1.0
MH Sub I LLC	0.9
Cloud Software Group Inc	0.9
13.7
How has the Fund changed?

This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

Effective March 1, 2024, the fund's management contract was amended to remove the fee the investment adviser received from investing funds.

The fund added a contractual management fee waiver during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913752.100    1408-TSRA-1124

ANNUAL SHAREHOLDER REPORT | AS OF SEPTEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Equity Central Fund Fidelity® International Equity Central Fund

This annual shareholder report contains information about Fidelity® International Equity Central Fund for the period October 1, 2023 to September 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Equity Central Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending September 30, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Japan and the U.K. contributed to the fund's performance versus the MSCI World ex USA (Linked 10/1/2015) Index for the fiscal year.
•By sector, the biggest contributor to performance versus the index was stock picking in industrials, primarily within the capital goods industry. An underweight in energy also boosted relative performance, as did security selection in health care.
•The top individual relative contributor was an overweight in Hitachi (+115%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in Mitsubishi Heavy Industries (+161%), which we established this period. Another notable relative contributor was an overweight in UniCredit (+90%).
•In contrast, from a regional standpoint, picks in the United States and stock picks and an underweight in Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the index was stock picking in consumer staples. Stock selection in financials, primarily within the insurance industry, also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractors were stakes in DSV (-19%) and Diageo (-3%). This period we decreased our investments in both stocks. Our stake in Rentokil Initial (-30%) also hurt. The stock was not held at period end.
•Notable changes in positioning include decreased exposure to Denmark and a higher allocation to the United States. By sector, meaningful changes in positioning include lower allocations to the energy and consumer staples sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
September 30, 2014 through September 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Equity Central Fund	29.07%	10.98%	7.43%
MSCI World ex USA (Linked 10/1/2015) Index	25.28%	8.60%	6.08%
MSCI World ex USA Index	25.28%	8.60%	5.90%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of September 30, 2024)

KEY FACTS
Fund Size	$5,747,730,868
Number of Holdings	275
Total Advisory Fee	$0
Portfolio Turnover	35%
What did the Fund invest in?
(as of September 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.2
Industrials	20.2
Health Care	13.1
Information Technology	12.6
Consumer Discretionary	9.3
Materials	8.1
Consumer Staples	5.2
Energy	2.8
Communication Services	2.2
Utilities	1.3
Real Estate	0.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	2.7
Novo Nordisk A/S Series B	2.5
Hitachi Ltd	2.2
SAP SE	2.0
Astrazeneca PLC	2.0
LVMH Moet Hennessy Louis Vuitton SE	1.8
RELX PLC	1.7
Shin-Etsu Chemical Co Ltd	1.4
Air Liquide SA	1.4
Compass Group PLC	1.4
19.1
How has the Fund changed?

This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

Effective March 1, 2024, the fund's management contract was amended to remove the fee the investment adviser received from investing funds.	The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913778.100    2018-TSRA-1124

ANNUAL SHAREHOLDER REPORT | AS OF SEPTEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Equity Central Fund Fidelity® Real Estate Equity Central Fund

This annual shareholder report contains information about Fidelity® Real Estate Equity Central Fund for the period October 1, 2023 to September 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Real Estate Equity Central Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. equities achieved a strong gain for the 12 months ending September 30, 2024, driven by a resilient economy, the promise of generative artificial intelligence and the Federal Reserve's long-anticipated pivot, on September 18, to cutting interest rates. Growth stocks led the way, with the information technology and communication services sectors enabling transformative change and semiconductor-related stocks a particular standout.
•Against this backdrop, market selection was the primary detractor from the fund's performance versus the FTSE NAREIT Equity REITS Index Link for the fiscal year, especially an underweight in regional malls and an overweight in industrial. Stock picking and an underweight in specialty also hampered the fund's result, as did an underweight in office.
•Not owning Iron Mountain, an index component that gained 106%, was the largest individual relative detractor. Not owning Simon Property Group, an index component that gained  65%, was the second-largest relative detractor. An overweight in Americold Realty Trust (-4%) also hurt.
•In contrast, the biggest contributor to performance versus the real estate index was stock selection in health care. Stock picks in diversified and lodging resorts also boosted the fund's relative performance, along with an underweight in gaming.
•The top individual relative contributor was an overweight in Ventas (+56%). The stock was one of the fund's largest holdings. A non-index stake in CBRE gained 67% and was a second notable relative contributor. An overweight in CubeSmart (+46%) also contributed. The stock was among our biggest holdings.
•Notable changes in positioning include higher allocations to the self-storage and shopping centers industries, as well as lower exposure to industrial.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 3, 2014 through September 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Real Estate Equity Central Fund	33.70%	5.97%	7.23%
FTSE® NAREIT® Equity REITs Index	34.74%	5.46%	6.79%
S&P 500® Index	36.35%	15.98%	13.23%
A   From November 3, 2014

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of September 30, 2024)

KEY FACTS
Fund Size	$1,042,922,079
Number of Holdings	32
Total Advisory Fee	$0
Portfolio Turnover	39%
What did the Fund invest in?
(as of September 30, 2024)

TOP INDUSTRIES (% of Fund's net assets)
Specialized REITs	30.6
Residential REITs	17.9
Industrial REITs	16.7
Retail REITs	14.8
Health Care REITs	12.7
Hotel & Resort REITs	2.9
Real Estate Management & Development	1.6
Office REITs	1.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Prologis Inc	10.0
Equinix Inc	9.9
Ventas Inc	6.7
Public Storage Operating Co	5.9
CubeSmart	5.0
Welltower Inc	4.8
Essex Property Trust Inc	3.8
Mid-America Apartment Communities Inc	3.7
Invitation Homes Inc	3.5
Four Corners Property Trust Inc	3.4
56.7
How has the Fund changed?

This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

Effective March 1, 2024, the fund's management contract was amended to remove the fee the investment adviser received from investing funds.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913782.100    2724-TSRA-1124

Item 2.

Code of Ethics

As of the end of the period, September 30, 2024, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Equity Central Fund, Fidelity Floating Rate Central Fund, Fidelity International Equity Central Fund, and Fidelity Real Estate Equity Central Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$40,600	$-	$10,800	$1,000
Fidelity Floating Rate Central Fund	$75,900	$-	$9,700	$1,800
Fidelity International Equity Central Fund	$45,800	$-	$10,800	$1,200
Fidelity Real Estate Equity Central Fund	$38,200	$-	$8,900	$1,000

September 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$40,800	$-	$10,800	$1,100
Fidelity Floating Rate Central Fund	$76,300	$-	$9,700	$1,800
Fidelity International Equity Central Fund	$46,000	$-	$11,000	$1,200
Fidelity Real Estate Equity Central Fund	$38,400	$-	$8,900	$1,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2024A	September 30, 2023A
Audit-Related Fees	$125,000	$75,000
Tax Fees	$-	$-
All Other Fees	$2,929,500	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2024A	September 30, 2023A
Deloitte Entities	$5,230,200	$4,027,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® International Equity Central Fund

Annual Report
September 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Equity Central Fund
Schedule of Investments September 30, 2024
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
Australia - 1.8%
Arena (REIT) unit	1,216,190	3,497,782
Commonwealth Bank of Australia	103,412	9,679,557
Goodman Group unit	121,998	3,119,859
Macquarie Group Ltd.	111,969	17,987,708
National Storage REIT unit	1,831,785	3,229,332
QBE Insurance Group Ltd.	1,060,942	12,131,796
Rio Tinto PLC	425,500	30,205,235
Treasury Wine Estates Ltd.	480,706	3,988,033
Westpac Banking Corp.	931,556	20,428,671
TOTAL AUSTRALIA		104,267,973
Belgium - 1.1%
Azelis Group NV	301,649	6,611,520
KBC Group NV	410,262	32,616,310
Nyxoah SA (a)	335,700	3,205,935
UCB SA	124,900	22,523,255
Warehouses de Pauw	18,393	490,152
TOTAL BELGIUM		65,447,172
Brazil - 0.2%
Wheaton Precious Metals Corp.	196,500	12,001,109
Canada - 6.5%
Africa Oil Corp.	3,028,219	3,918,358
Agnico Eagle Mines Ltd. (Canada)	103,800	8,361,869
Alimentation Couche-Tard, Inc. (multi-vtg.)	603,100	33,342,295
Athabasca Oil Corp. (a)	1,469,419	5,215,136
Boardwalk (REIT)	17,700	1,121,063
Canadian Pacific Kansas City Ltd.	319,100	27,291,432
Chemtrade Logistics Income Fund (b)	1,859,500	15,151,532
Constellation Software, Inc.	20,600	67,019,113
Constellation Software, Inc. warrants 3/31/40 (a)(c)	24,200	2
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,100	5,176,862
Franco-Nevada Corp.	47,500	5,899,701
Imperial Oil Ltd.	275,724	19,398,232
Intact Financial Corp.	108,400	20,815,172
Ivanhoe Mines Ltd. (a)	1,013,300	15,074,565
Lumine Group, Inc. (a)	198,516	4,638,327
MEG Energy Corp.	425,402	7,992,506
Onex Corp. (sub. vtg.)	108,000	7,564,672
Pembina Pipeline Corp.	155,000	6,389,330
Quebecor, Inc. Class B (sub. vtg.)	133,200	3,477,609
Royal Bank of Canada	340,300	42,473,023
Shopify, Inc. Class A (a)	182,610	14,634,365
South Bow Corp.	99,300	2,147,603
Stella-Jones, Inc.	153,900	10,103,724
TC Energy Corp. (b)	207,200	9,849,450
Teck Resources Ltd. Class B (sub. vtg.)	193,800	10,122,394
TMX Group Ltd.	806,100	25,265,687
TOTAL CANADA		372,444,022
Chile - 0.1%
Antofagasta PLC	292,200	7,863,921
China - 0.1%
ESR Group Ltd. (d)	1,737,800	2,771,950
NXP Semiconductors NV	10,300	2,472,103
TOTAL CHINA		5,244,053
Denmark - 2.7%
DSV A/S	10,500	2,167,721
Novo Nordisk A/S Series B	1,169,400	138,704,312
Novonesis (NOVOZYMES) B Series B	97,600	7,027,905
Pandora A/S	42,400	6,980,609
TOTAL DENMARK		154,880,547
Finland - 0.5%
Elisa Corp. (A Shares)	66,780	3,539,888
Nordea Bank Abp	435,800	5,132,183
Sampo Oyj (A Shares)	423,900	19,771,114
TOTAL FINLAND		28,443,185
France - 9.5%
Accor SA	574,400	24,936,341
Air Liquide SA	403,036	77,830,376
Airbus Group NV	217,600	31,847,138
Alten SA	164,500	18,329,629
ARGAN SA	33,833	2,775,631
BNP Paribas SA	189,500	13,003,814
Capgemini SA	230,800	49,829,864
Danone SA	221,000	16,097,529
Dassault Systemes SA	667,000	26,493,769
EssilorLuxottica SA	152,231	36,026,333
Hermes International SCA	6,600	16,207,019
Interparfums SA (b)	60,650	3,061,694
L'Oreal SA	116,400	52,209,694
LVMH Moet Hennessy Louis Vuitton SE	129,555	99,352,635
Safran SA	252,700	59,466,124
TotalEnergies SE	255,524	16,592,541
Veolia Environnement SA	138,270	4,552,303
TOTAL FRANCE		548,612,434
Germany - 9.0%
adidas AG	44,600	11,818,405
Allianz SE	139,200	45,785,549
CTS Eventim AG	34,370	3,571,474
Deutsche Borse AG	181,100	42,516,616
Deutsche Post AG ADR	532,331	23,745,524
Deutsche Telekom AG	653,900	19,204,556
E.ON SE	502,290	7,467,103
Fresenius SE & Co. KGaA (a)	646,500	24,633,670
Hannover Reuck SE	157,800	44,985,264
LEG Immobilien AG (b)	53,007	5,533,465
Mercedes-Benz Group AG (Germany)	203,000	13,154,234
Merck KGaA	207,043	36,414,247
MTU Aero Engines AG	47,900	14,929,568
Rheinmetall AG	37,828	20,481,447
RWE AG	91,430	3,326,017
SAP SE	513,159	117,376,203
Siemens AG	221,050	44,720,174
Siemens Healthineers AG (d)	654,300	39,228,072
TOTAL GERMANY		518,891,588
Hong Kong - 1.2%
AIA Group Ltd.	2,708,800	23,655,565
CK Asset Holdings Ltd.	1,287,088	5,662,369
HKT Trust/HKT Ltd. unit	3,405,200	4,358,425
Hong Kong Exchanges and Clearing Ltd.	479,300	19,579,580
Prudential PLC	1,575,360	14,615,000
Prudential PLC rights (a)(e)	1,575,360	109,395
TOTAL HONG KONG		67,980,334
Hungary - 0.3%
Richter Gedeon PLC	460,200	14,170,311
India - 0.4%
HDFC Bank Ltd.	1,210,612	24,937,317
Indonesia - 0.5%
PT Bank Central Asia Tbk	39,500,200	26,937,884
Ireland - 1.3%
AIB Group PLC	4,646,200	26,609,516
Bank of Ireland Group PLC	1,241,100	13,856,751
Kerry Group PLC Class A	73,700	7,641,947
Kingspan Group PLC (Ireland)	311,300	29,229,265
TOTAL IRELAND		77,337,479
Israel - 0.1%
Wix.com Ltd. (a)	28,300	4,730,911
Italy - 3.8%
Coca-Cola HBC AG	194,000	6,909,572
Davide Campari Milano NV	1,010,400	8,547,923
Enel SpA	835,946	6,677,373
Ferrari NV (Italy)	28,300	13,221,450
FinecoBank SpA	1,306,000	22,351,774
GVS SpA (a)(d)	115,000	924,248
Industrie de Nora SpA (b)	116,500	1,218,362
Prada SpA	1,124,200	8,676,782
Prysmian SpA	443,000	32,151,780
Recordati SpA	831,400	47,014,024
UniCredit SpA	1,618,900	71,072,350
TOTAL ITALY		218,765,638
Japan - 18.0%
Advance Residence Investment Corp.	1,950	4,565,490
Advantest Corp.	109,900	5,168,736
Ajinomoto Co., Inc.	937,600	36,286,916
Asics Corp.	395,900	8,317,123
BayCurrent Consulting, Inc.	279,100	10,299,853
Canon, Inc.	67,300	2,216,545
Capcom Co. Ltd.	1,063,510	24,625,926
Daiichi Sankyo Co. Ltd.	671,800	22,191,138
DENSO Corp.	1,608,800	24,182,514
Disco Corp.	15,400	4,056,787
Ebara Corp.	1,588,100	26,030,353
Fast Retailing Co. Ltd.	57,700	19,144,699
Fuji Electric Co. Ltd.	184,600	11,185,510
FUJIFILM Holdings Corp.	1,481,300	38,346,309
Fujitsu Ltd.	443,500	9,118,105
Hitachi Ltd.	4,745,700	125,843,335
Hoya Corp.	317,300	43,947,176
Itochu Corp.	546,000	29,426,721
JEOL Ltd.	19,200	742,618
JTOWER, Inc. (a)	119,300	2,979,906
Kansai Electric Power Co., Inc.	230,820	3,825,350
Katitas Co. Ltd.	120,900	1,674,809
Keyence Corp.	24,800	11,885,702
Komatsu Ltd.	848,700	23,759,126
LY Corp.	1,529,370	4,457,803
Mitsubishi Electric Corp.	1,669,000	27,072,760
Mitsubishi Heavy Industries Ltd.	3,786,200	56,580,962
Mitsui Fudosan Logistics Park, Inc.	433	1,278,890
Mizuho Financial Group, Inc.	1,130,000	23,358,044
NEC Corp.	35,300	3,408,793
Nintendo Co. Ltd.	161,970	8,657,524
Nomura Real Estate Holdings, Inc.	85,900	2,289,671
NSD Co. Ltd.	101,100	2,226,345
ORIX Corp.	487,700	11,411,621
Pan Pacific International Holdings Ltd.	375,000	9,640,807
Renesas Electronics Corp.	2,396,529	34,780,031
Rohto Pharmaceutical Co. Ltd.	380,500	9,456,573
Shin-Etsu Chemical Co. Ltd.	1,911,400	79,878,167
SoftBank Group Corp.	192,426	11,413,985
Sompo Holdings, Inc.	478,600	10,788,029
Sony Group Corp.	1,225,000	23,798,803
Sumitomo Mitsui Financial Group, Inc.	1,282,500	27,402,696
Suzuki Motor Corp.	2,030,400	22,862,082
TDK Corp.	190,500	2,433,511
Terumo Corp.	959,400	18,175,342
TIS, Inc.	314,900	7,999,304
Tokio Marine Holdings, Inc.	1,735,800	64,006,664
Tokyo Electron Ltd.	293,100	52,270,199
Tosei Corp.	124,000	1,984,345
Toyota Motor Corp.	1,427,200	25,652,511
TOTAL JAPAN		1,033,106,209
Luxembourg - 0.0%
CVC Capital Partners PLC (d)	21,900	489,266
Netherlands - 4.5%
ASML Holding NV (Netherlands)	183,508	152,653,071
BE Semiconductor Industries NV	18,900	2,388,926
Heineken NV (Bearer)	107,300	9,525,044
IMCD NV	171,300	29,727,417
Topicus.Com, Inc.	26,781	2,527,111
Universal Music Group NV	245,240	6,415,778
Wolters Kluwer NV	336,273	56,634,963
TOTAL NETHERLANDS		259,872,310
Norway - 0.2%
Equinor ASA	176,410	4,462,940
Norsk Hydro ASA	816,700	5,275,889
TOTAL NORWAY		9,738,829
Portugal - 0.2%
Galp Energia SGPS SA	625,189	11,691,610
Singapore - 0.5%
Parkway Life REIT	1,157,548	3,782,689
Sea Ltd. ADR Class A (a)	111,320	10,495,250
Singapore Telecommunications Ltd.	809,360	2,040,324
United Overseas Bank Ltd.	405,205	10,142,342
Wing Tai Holdings Ltd.	1,287,600	1,352,468
TOTAL SINGAPORE		27,813,073
South Africa - 0.2%
Anglo American PLC (United Kingdom)	270,800	8,802,547
Spain - 2.6%
Banco Santander SA (Spain)	5,664,900	29,026,199
Bankinter SA	185,200	1,634,400
CaixaBank SA	10,258,200	61,220,388
Cellnex Telecom SA (d)	295,196	11,968,074
EDP Renovaveis SA	72,010	1,259,281
Iberdrola SA	982,821	15,196,038
Industria de Diseno Textil SA	287,000	16,998,001
Neinor Homes SLU (d)	202,100	3,379,014
Puig Brands SA Class B	255,600	5,863,981
TOTAL SPAIN		146,545,376
Sweden - 1.6%
AddTech AB (B Shares)	191,956	5,749,693
Atlas Copco AB (A Shares)	1,746,100	33,840,136
Autoliv, Inc.	67,300	6,283,801
Evolution AB (d)	53,300	5,237,710
Haypp Group AB (a)	353,000	2,850,180
Hemnet Group AB	99,480	3,661,498
Indutrade AB	1,082,743	33,646,981
Kry International AB (a)(c)(f)	527	30,974
TOTAL SWEDEN		91,300,973
Switzerland - 3.1%
Compagnie Financiere Richemont SA Series A	168,460	26,752,171
Galderma Group AG	354,930	32,962,129
Partners Group Holding AG	28,190	42,300,821
Sika AG	142,244	47,075,730
UBS Group AG	958,640	29,517,526
TOTAL SWITZERLAND		178,608,377
Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,154,000	34,670,262
Tanzania - 0.0%
Helios Towers PLC (a)	825,040	1,264,081
United Kingdom - 15.9%
3i Group PLC	1,685,564	74,667,959
AstraZeneca PLC (United Kingdom)	732,800	114,160,303
B&M European Value Retail SA	957,276	5,313,855
BAE Systems PLC	2,134,100	35,430,486
Baltic Classifieds Group PLC	590,620	2,392,577
Big Yellow Group PLC	225,977	3,830,881
Compass Group PLC	2,424,034	77,713,759
ConvaTec Group PLC (d)	3,317,700	10,068,810
Cranswick PLC	95,218	6,390,546
Deliveroo PLC Class A (a)(d)	4,013,400	8,290,030
Diageo PLC	543,471	18,983,391
Diploma PLC	183,468	10,876,050
Games Workshop Group PLC	27,397	3,937,555
Grainger Trust PLC	500,576	1,642,997
Halma PLC	624,600	21,778,338
Hiscox Ltd.	620,600	9,508,490
Informa PLC	543,170	5,956,220
InterContinental Hotel Group PLC	329,430	35,874,986
JD Sports Fashion PLC	3,513,000	7,235,275
Jet2 PLC	1,072,500	20,074,304
John Wood Group PLC (a)	5,496,900	9,311,285
Lancashire Holdings Ltd.	1,794,400	16,481,289
Lloyds Banking Group PLC	67,929,000	53,412,088
London Stock Exchange Group PLC	551,970	75,570,793
National Grid PLC	1,037,656	14,343,527
Premier Foods PLC	1,919,500	4,706,549
Raspberry Pi Ltd. (b)	640,300	3,309,486
RELX PLC (London Stock Exchange)	2,006,098	94,720,571
Rolls-Royce Holdings PLC (a)	8,824,400	62,454,626
RS GROUP PLC	2,344,377	25,387,950
Sage Group PLC	1,670,200	22,876,817
SSE PLC	246,800	6,213,133
Supreme PLC	947,300	1,982,061
Tesco PLC	3,727,100	17,894,959
Unilever PLC (Netherlands)	366,861	23,775,379
Zegona Communications PLC (a)	932,400	4,537,523
TOTAL UNITED KINGDOM		911,104,848
United States of America - 11.3%
Airbnb, Inc. Class A (a)	10,000	1,268,100
Alcon, Inc. (Switzerland)	633,020	63,066,399
Brookfield Renewable Corp.	52,890	1,726,957
CDW Corp.	82,700	18,715,010
Cheniere Energy, Inc.	16,500	2,967,360
CRH PLC	261,100	24,214,414
Entergy Corp.	10,600	1,395,066
Experian PLC	793,200	41,687,026
Ferguson Enterprises, Inc.	172,900	33,980,322
GE Vernova LLC	5,350	1,364,143
GFL Environmental, Inc.	97,200	3,877,363
GSK PLC	948,600	19,314,462
Hecla Mining Co.	429,300	2,863,431
Holcim AG	338,570	33,157,132
ICON PLC (a)	79,200	22,754,952
Linde PLC	128,612	61,329,918
Marsh & McLennan Companies, Inc.	214,900	47,942,041
Nestle SA (Reg. S)	321,268	32,285,004
NextEra Energy, Inc.	25,370	2,144,526
Philip Morris International, Inc.	73,700	8,947,180
Quanta Services, Inc.	1,040	310,076
Roche Holding AG (participation certificate)	38,820	12,423,070
S&P Global, Inc.	86,066	44,463,417
Sanofi SA	33,955	3,909,556
Schneider Electric SA	197,850	52,154,829
Sempra	33,600	2,809,968
Shell PLC (London)	1,630,962	52,911,242
Thermo Fisher Scientific, Inc.	39,100	24,186,087
Visa, Inc. Class A	104,400	28,704,780
Waste Connections, Inc. (United States)	19,550	3,495,931
TOTAL UNITED STATES OF AMERICA		650,369,762
Zambia - 0.1%
First Quantum Minerals Ltd.	579,600	7,902,565
TOTAL COMMON STOCKS (Cost $3,890,154,192)		5,626,235,966

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
Sweden - 0.0%
Kry International AB Series E (a)(c)(f) (Cost $1,391,178)	3,043	245,445

Government Obligations - 0.1%
	Principal Amount (g)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.28% 10/10/24 (h) (Cost $3,075,984)	3,080,000	3,076,423

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.89% (i)	89,415,848	89,433,731
Fidelity Securities Lending Cash Central Fund 4.89% (i)(j)	15,651,092	15,652,657
TOTAL MONEY MARKET FUNDS (Cost $105,086,387)		105,086,388

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $3,999,707,741)	5,734,644,222
NET OTHER ASSETS (LIABILITIES) - 0.2%	13,086,646
NET ASSETS - 100.0%	5,747,730,868

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	260	Dec 2024	15,245,100	976,590	976,590
TME S&P/TSX 60 Index Contracts (Canada)	10	Dec 2024	2,135,975	32,926	32,926

TOTAL FUTURES CONTRACTS					1,009,516
The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $82,357,174 or 1.4% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $276,419 or 0.0% of net assets.

(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $668,223.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21	228,879

Kry International AB Series E	5/14/21	1,391,178

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.89%	111,771,368	1,179,724,047	1,202,061,628	4,226,858	(55)	(1)	89,433,731	0.2%
Fidelity Securities Lending Cash Central Fund 4.89%	58,825,168	370,500,819	413,673,330	196,386	-	-	15,652,657	0.1%
Total	170,596,536	1,550,224,866	1,615,734,958	4,423,244	(55)	(1)	105,086,388

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of September 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	135,018,421	72,900,701	62,117,720	-
Consumer Discretionary	531,062,512	125,440,589	405,621,923	-
Consumer Staples	305,914,209	122,631,672	183,282,537	-
Energy	152,847,593	78,880,870	73,966,723	-
Financials	1,271,107,983	585,077,711	686,030,272	-
Health Care	749,079,583	376,254,224	372,825,359	-
Industrials	1,150,395,790	412,117,415	738,278,375	-
Information Technology	739,372,711	194,388,403	544,707,887	276,421
Materials	470,142,124	234,992,778	235,149,346	-
Real Estate	50,603,843	50,603,843	-	-
Utilities	70,936,642	41,538,089	29,398,553	-

Government Obligations	3,076,423	-	3,076,423	-

Money Market Funds	105,086,388	105,086,388	-	-
Total Investments in Securities:	5,734,644,222	2,399,912,683	3,334,455,118	276,421
Derivative Instruments: Assets
Futures Contracts	1,009,516	1,009,516	-	-
Total Assets	1,009,516	1,009,516	-	-
Total Derivative Instruments:	1,009,516	1,009,516	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,009,516	0
Total Equity Risk	1,009,516	0
Total Value of Derivatives	1,009,516	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of September 30, 2024
Assets
Investment in securities, at value (including securities loaned of $14,976,129) - See accompanying schedule:
Unaffiliated issuers (cost $3,894,621,354)	$5,629,557,834
Fidelity Central Funds (cost $105,086,387)	105,086,388

Total Investment in Securities (cost $3,999,707,741)		$5,734,644,222
Foreign currency held at value (cost $437,700)		437,486
Receivable for investments sold		15,760,038
Receivable for fund shares sold		29,255
Dividends receivable		9,933,304
Reclaims receivable		17,022,070
Distributions receivable from Fidelity Central Funds		341,506
Other receivables		33,463
Total assets		5,778,201,344
Liabilities
Payable to custodian bank	$93,602
Payable for investments purchased
Regular delivery	11,196,306
Delayed delivery	109,574
Payable for fund shares redeemed	2,573,656
Payable for daily variation margin on futures contracts	258,786
Other payables and accrued expenses	585,895
Collateral on securities loaned	15,652,657
Total liabilities		30,470,476
Net Assets		$5,747,730,868
Net Assets consist of:
Paid in capital		$4,050,296,059
Total accumulated earnings (loss)		1,697,434,809
Net Assets		$5,747,730,868
Net Asset Value, offering price and redemption price per share ($5,747,730,868 ÷ 51,552,738 shares)		$111.49
Statement of Operations
Year ended September 30, 2024
Investment Income
Dividends		$121,441,814
Interest		39,032
Income from Fidelity Central Funds (including $196,386 from security lending)		4,423,244
Income before foreign taxes withheld		$125,904,090
Less foreign taxes withheld		(9,696,444)
Total income		116,207,646
Expenses
Custodian fees and expenses	$285,374
Independent trustees' fees and expenses	24,579
Miscellaneous	4
Total expenses		309,957
Net Investment income (loss)		115,897,689
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $891,280)	98,402,130
Fidelity Central Funds	(55)
Foreign currency transactions	217,771
Futures contracts	(2,047,861)
Total net realized gain (loss)		96,571,985
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $173,377)	1,110,360,993
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	997,193
Futures contracts	1,009,516
Total change in net unrealized appreciation (depreciation)		1,112,367,701
Net gain (loss)		1,208,939,686
Net increase (decrease) in net assets resulting from operations		$1,324,837,375
Statement of Changes in Net Assets

	Year ended September 30, 2024	Year ended September 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$115,897,689	$109,072,588
Net realized gain (loss)	96,571,985	(7,662,446)
Change in net unrealized appreciation (depreciation)	1,112,367,701	774,348,356
Net increase (decrease) in net assets resulting from operations	1,324,837,375	875,758,498
Distributions to shareholders	(124,139,814)	(103,851,743)

Affiliated share transactions
Proceeds from sales of shares	363,926,772	1,101,921,798
Reinvestment of distributions	124,139,814	103,851,743
Cost of shares redeemed	(633,150,196)	(583,628,102)

Net increase (decrease) in net assets resulting from share transactions	(145,083,610)	622,145,439
Total increase (decrease) in net assets	1,055,613,951	1,394,052,194

Net Assets
Beginning of period	4,692,116,917	3,298,064,723
End of period	$5,747,730,868	$4,692,116,917

Other Information
Shares
Sold	3,531,547	12,617,963
Issued in reinvestment of distributions	1,206,726	1,145,589
Redeemed	(6,252,999)	(6,599,034)
Net increase (decrease)	(1,514,726)	7,164,518

Financial Highlights
Fidelity® International Equity Central Fund

Years ended September 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$88.42	$71.85	$106.88	$84.62	$77.92
Income from Investment Operations
Net investment income (loss) A,B	2.23	2.13	2.07	1.80	1.40
Net realized and unrealized gain (loss)	23.26	16.42	(28.91)	22.17	6.94
Total from investment operations	25.49	18.55	(26.84)	23.97	8.34
Distributions from net investment income	(2.42)	(1.98)	(2.25)	(1.71)	(1.39)
Distributions from net realized gain	-	-	(5.94)	-	(.25)
Total distributions	(2.42)	(1.98)	(8.19)	(1.71)	(1.64)
Net asset value, end of period	$111.49	$88.42	$71.85	$106.88	$84.62
Total Return C	29.07%	25.78%	(27.21)%	28.42%	10.91%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.21%	2.39%	2.25%	1.79%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$5,747,731	$4,692,117	$3,298,065	$3,789,958	$3,020,929
Portfolio turnover rate F	35%	40%	38%	52%	81%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended September 30, 2024

1. Organization.
Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,726,456,938
Gross unrealized depreciation	(49,156,363)
Net unrealized appreciation (depreciation)	$1,677,300,575
Tax Cost	$4,057,376,573

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$53,958,720
Capital loss carryforward	$(33,774,131)
Net unrealized appreciation (depreciation) on securities and other investments	$1,677,749,110

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(33,774,131)

The tax character of distributions paid was as follows:

	September 30, 2024	September 30, 2023
Ordinary Income	$124,139,814	$103,851,743

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Equity Central Fund	1,794,000,911	1,962,920,452
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Equity Central Fund	2,097

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Equity Central Fund	26,704,044	111,555,632	12,466,417

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Equity Central Fund	20,891	-	-
8. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity International Equity Central Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $4,333,329 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates  1%, 2%, 2%, and 2% of the dividends distributed in December, March, June, and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 35.14%, 100%, 100%, and 100% of the dividends distributed in December, March, June and September, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.6941 and $0.1747 for the dividend paid December 11, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Robert A. Lawrence
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Vijay C. Advani
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Thomas P. Bostick
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Donald F. Donahue
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Vicki L. Fuller
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Patricia L. Kampling
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Thomas A. Kennedy
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Oscar Munoz
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Karen B. Peetz
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
David M. Thomas
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Susan Tomasky
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Michael E. Wiley
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Equity Central Fund
Each year, the Board of Directors, including the Independent Directors (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Directors), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The board noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Directors, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.859208.116
INTCEN-ANN-1124
Fidelity® Real Estate Equity Central Fund

Annual Report
September 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Real Estate Equity Central Fund
Schedule of Investments September 30, 2024
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 97.1%
REITs - Apartments - 13.9%
Essex Property Trust, Inc.	133,419	39,414,641
Invitation Homes, Inc.	1,026,840	36,206,378
Mid-America Apartment Communities, Inc.	242,600	38,549,140
UDR, Inc.	673,782	30,549,276
		144,719,435
REITs - Diversified - 15.0%
Digital Realty Trust, Inc.	216,400	35,020,012
Equinix, Inc.	115,438	102,466,232
Lamar Advertising Co. Class A	143,759	19,206,202
		156,692,446
REITs - Health Care - 11.5%
Ventas, Inc.	1,088,294	69,792,294
Welltower, Inc.	391,766	50,157,801
		119,950,095
REITs - Health Care Facilities - 1.2%
Omega Healthcare Investors, Inc.	313,500	12,759,450
REITs - Hotels - 2.9%
Ryman Hospitality Properties, Inc.	281,900	30,230,956
REITs - Management/Investment - 3.9%
American Tower Corp.	53,900	12,534,984
NNN (REIT), Inc.	585,800	28,405,442
		40,940,426
REITs - Manufactured Homes - 4.0%
Equity Lifestyle Properties, Inc.	465,100	33,180,234
Sun Communities, Inc.	63,400	8,568,510
		41,748,744
REITs - Office Property - 1.6%
Douglas Emmett, Inc. (a)	922,400	16,206,568
REITs - Regional Malls - 3.5%
Tanger, Inc.	875,400	29,045,772
The Macerich Co.	391,563	7,142,109
		36,187,881
REITs - Shopping Centers - 7.1%
Federal Realty Investment Trust (SBI)	160,000	18,395,200
SITE Centers Corp.	499,650	30,228,825
Urban Edge Properties	1,201,500	25,700,085
		74,324,110
REITs - Single Tenant - 4.9%
Agree Realty Corp.	204,500	15,404,985
Four Corners Property Trust, Inc.	1,221,800	35,810,958
		51,215,943
REITs - Storage - 10.9%
CubeSmart	972,919	52,372,230
Public Storage Operating Co.	168,500	61,312,095
		113,684,325
REITs - Warehouse/Industrial - 16.7%
Americold Realty Trust	759,600	21,473,892
EastGroup Properties, Inc.	136,900	25,575,658
Prologis, Inc.	822,037	103,806,833
Terreno Realty Corp.	346,516	23,157,664
		174,014,047
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		1,012,674,426
Real Estate Management & Development - 1.7%
Real Estate Services - 1.7%
CBRE Group, Inc. (b)	137,900	17,165,792
TOTAL COMMON STOCKS (Cost $767,743,492)		1,029,840,218

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.89% (c)	10,787,700	10,789,858
Fidelity Securities Lending Cash Central Fund 4.89% (c)(d)	7,199	7,200
TOTAL MONEY MARKET FUNDS (Cost $10,797,058)		10,797,058

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $778,540,550)	1,040,637,276
NET OTHER ASSETS (LIABILITIES) - 0.2%	2,284,803
NET ASSETS - 100.0%	1,042,922,079

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.89%	5,033,543	262,452,970	256,696,752	339,677	97	-	10,789,858	0.0%
Fidelity Securities Lending Cash Central Fund 4.89%	37,321,650	87,473,445	124,787,895	30,704	-	-	7,200	0.0%
Total	42,355,193	349,926,415	381,484,647	370,381	97	-	10,797,058

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of September 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,029,840,218	1,029,840,218	-	-

Money Market Funds	10,797,058	10,797,058	-	-
Total Investments in Securities:	1,040,637,276	1,040,637,276	-	-
Financial Statements
Statement of Assets and Liabilities
As of September 30, 2024
Assets
Investment in securities, at value (including securities loaned of $7,028) - See accompanying schedule:
Unaffiliated issuers (cost $767,743,492)	$1,029,840,218
Fidelity Central Funds (cost $10,797,058)	10,797,058

Total Investment in Securities (cost $778,540,550)		$1,040,637,276
Receivable for fund shares sold		811
Dividends receivable		2,382,630
Distributions receivable from Fidelity Central Funds		32,527
Total assets		1,043,053,244
Liabilities
Payable for investments purchased	$32,694
Payable for fund shares redeemed	84,115
Custody fee payable	7,150
Other payables and accrued expenses	6
Collateral on securities loaned	7,200
Total liabilities		131,165
Net Assets		$1,042,922,079
Net Assets consist of:
Paid in capital		$861,461,348
Total accumulated earnings (loss)		181,460,731
Net Assets		$1,042,922,079
Net Asset Value, offering price and redemption price per share ($1,042,922,079 ÷ 7,182,517 shares)		$145.20
Statement of Operations
Year ended September 30, 2024
Investment Income
Dividends		$29,907,529
Income from Fidelity Central Funds (including $30,704 from security lending)		370,381
Total income		30,277,910
Expenses
Custodian fees and expenses	$20,288
Independent trustees' fees and expenses	4,569
Interest	6,367
Miscellaneous	5
Total expenses		31,229
Net Investment income (loss)		30,246,681
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	17,261,986
Fidelity Central Funds	97
Total net realized gain (loss)		17,262,083
Change in net unrealized appreciation (depreciation) on investment securities		238,634,165
Net gain (loss)		255,896,248
Net increase (decrease) in net assets resulting from operations		$286,142,929
Statement of Changes in Net Assets

	Year ended September 30, 2024	Year ended September 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,246,681	$34,206,052
Net realized gain (loss)	17,262,083	(49,876,734)
Change in net unrealized appreciation (depreciation)	238,634,165	60,896,493
Net increase (decrease) in net assets resulting from operations	286,142,929	45,225,811
Distributions to shareholders	(30,442,419)	(29,797,466)

Affiliated share transactions
Proceeds from sales of shares	82,643,139	145,385,181
Reinvestment of distributions	30,442,419	29,797,466
Cost of shares redeemed	(251,765,739)	(238,163,802)

Net increase (decrease) in net assets resulting from share transactions	(138,680,181)	(62,981,155)
Total increase (decrease) in net assets	117,020,329	(47,552,810)

Net Assets
Beginning of period	925,901,750	973,454,560
End of period	$1,042,922,079	$925,901,750

Other Information
Shares
Sold	676,561	1,212,524
Issued in reinvestment of distributions	240,793	250,288
Redeemed	(1,998,384)	(1,957,115)
Net increase (decrease)	(1,081,030)	(494,303)

Financial Highlights
Fidelity® Real Estate Equity Central Fund

Years ended September 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$112.05	$111.15	$141.00	$108.09	$124.43
Income from Investment Operations
Net investment income (loss) A,B	3.93	4.22	3.36	3.33	3.43
Net realized and unrealized gain (loss)	33.21	.29	(30.20)	32.42	(16.47)
Total from investment operations	37.14	4.51	(26.84)	35.75	(13.04)
Distributions from net investment income	(3.99)	(3.61)	(3.01)	(2.84)	(3.30)
Total distributions	(3.99)	(3.61)	(3.01)	(2.84)	(3.30)
Net asset value, end of period	$145.20	$112.05	$111.15	$141.00	$108.09
Total Return C	33.70%	3.90%	(19.44)%	33.38%	(10.48)%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	- %	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	3.13%	3.53%	2.36%	2.54%	3.05%
Supplemental Data
Net assets, end of period (000 omitted)	$1,042,922	$925,902	$973,455	$1,632,601	$700,071
Portfolio turnover rate G	39%	44%	56%	28%	84% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended September 30, 2024

1. Organization.
Fidelity Real Estate Equity Central Fund (the Fund) is a non-diversified fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$262,594,219
Gross unrealized depreciation	(3,258,806)
Net unrealized appreciation (depreciation)	$259,335,413
Tax Cost	$781,301,863

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,794,143
Capital loss carryforward	$(81,668,825)
Net unrealized appreciation (depreciation) on securities and other investments	$259,335,413

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(65,576,953)
Long-term	(16,091,872)
Total capital loss carryforward	$(81,668,825)

The tax character of distributions paid was as follows:

	September 30, 2024	September 30, 2023
Ordinary Income	$30,442,419	$ 29,797,466
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Equity Central Fund	370,306,170	509,157,056
5. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Real Estate Equity Central Fund	6,560

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Real Estate Equity Central Fund	Borrower	8,225,000	5.57%	6,367

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Real Estate Equity Central Fund	37,750,470	35,707,605	2,673,351

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Real Estate Equity Central Fund	3,310	1	-
7. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Real Estate Equity Central Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $345,675 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 92.10%, 100%, and 100%, of the dividends distributed in December, June, and September, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Robert A. Lawrence
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Vijay C. Advani
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Thomas P. Bostick
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Donald F. Donahue
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Vicki L. Fuller
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Patricia L. Kampling
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Thomas A. Kennedy
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Oscar Munoz
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Karen B. Peetz
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
David M. Thomas
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Susan Tomasky
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Michael E. Wiley
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Real Estate Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Directors), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Directors, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.831584.118
ESCIP-ANN-1124
Fidelity® Floating Rate Central Fund

Annual Report
September 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Floating Rate Central Fund
Schedule of Investments September 30, 2024
Showing Percentage of Net Assets
Bank Loan Obligations - 86.8%
	Principal Amount (a)	Value ($)
Aerospace - 0.8%
Bleriot U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 7.8537% 10/31/30 (b)(c)(d)	663,338	663,477
Gemini HDPE LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.5137% 12/31/27 (b)(c)(d)	1,141,027	1,143,880
Ovation Parent, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.1037% 4/21/31 (b)(c)(d)	1,415,000	1,419,132
TransDigm, Inc.:
Tranche I 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 7.3537% 8/24/28 (b)(c)(d)	6,379,653	6,375,379
Tranche K 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 7.3537% 3/22/30 (b)(c)(d)	363,287	363,175
Tranche L 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3196% 1/19/32 (b)(c)(d)	2,205,000	2,195,805
TOTAL AEROSPACE		12,160,848
Air Transportation - 1.4%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.2936% 4/20/28 (b)(c)(d)	2,731,250	2,805,212
Air Canada Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.2533% 3/21/31 (b)(c)(d)	1,208,925	1,210,436
Echo Global Logistics, Inc.:
1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.6954% 11/23/28 (b)(c)(d)	477,738	471,317
CME Term SOFR 3 Month Index + 4.750% 9.6954% 11/23/28 (b)(c)(d)(e)	4,704,000	4,704,000
2LN, term loan:
CME Term SOFR 3 Month Index + 7.000% 11.9454% 11/23/29 (b)(c)(d)(e)	2,095,000	2,095,000
CME Term SOFR 3 Month Index + 8.000% 12.9454% 11/23/29 (b)(c)(d)(e)	900,000	900,000
Rand Parent LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 8.3537% 3/18/30 (b)(c)(d)	2,251,607	2,252,868
SkyMiles IP Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.032% 10/20/27 (b)(c)(d)	1,192,470	1,213,637
STG Logistics, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 6.000% 10.7537% 3/24/28 (b)(c)(d)(e)	1,462,500	715,163
United Airlines, Inc. Tranche 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 8.0334% 2/24/31 (b)(c)(d)	3,184,000	3,184,987
TOTAL AIR TRANSPORTATION		19,552,620
Automotive & Auto Parts - 1.4%
American Trailer World Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.6954% 3/5/28 (b)(c)(d)	2,220,000	2,000,775
Belron Finance U.S. LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.6292% 4/13/29 (b)(c)(d)	834,438	834,087
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3454% 5/6/30 (b)(c)(d)	2,588,513	2,585,820
CWGS Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.4684% 6/3/28 (b)(c)(d)	4,668,811	4,460,162
LS Group OpCo Acquistion LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.8454% 4/16/31 (b)(c)(d)	1,197,000	1,196,258
Power Stop LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 9.9072% 1/26/29 (b)(c)(d)	1,777,409	1,706,313
RVR Dealership Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.5037% 2/8/28 (b)(c)(d)	2,498,707	2,215,828
Tnt Crane & Rigging, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 8.750% 14.3432% 12/3/26 (b)(c)(d)(e)	2,112,680	1,959,510
Wand NewCo 3, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0065% 1/30/31 (b)(c)(d)	2,693,250	2,688,671
TOTAL AUTOMOTIVE & AUTO PARTS		19,647,424
Banks & Thrifts - 1.5%
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.0954% 7/29/30 (b)(c)(d)	6,531,007	6,525,063
Cpi Holdco B LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 5/19/31 (b)(c)(d)	2,355,000	2,342,801
CQP Holdco LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 6.8537% 12/31/30 (b)(c)(d)	6,081,248	6,070,484
GTCR Everest Borrower, LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.6037% 9/5/31 (b)(c)(d)	3,170,000	3,131,358
Ngp Xi Midstream Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 8.6037% 7/25/31 (b)(c)(d)	1,080,000	1,078,650
Novae LLC 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 9.9572% 12/22/28 (b)(c)(d)	1,578,106	1,534,708
Superannuation & Investments U.S. LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.7099% 12/1/28 (b)(c)(d)	1,266,770	1,266,453
TOTAL BANKS & THRIFTS		21,949,517
Broadcasting - 1.6%
AppLovin Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.3454% 10/25/28 (b)(c)(d)	1,353,394	1,352,433
CME Term SOFR 1 Month Index + 2.500% 7.3454% 8/19/30 (b)(c)(d)	3,434,528	3,430,234
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.3006% 5/25/26 (b)(c)(d)	1,047,276	912,439
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 0% (c)(d)(f)	19,325,070	195,183
Tranche DIP term loan 10% 8/2/27 (d)	1,304,418	1,554,710
Dotdash Meredith, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3006% 12/1/28 (b)(c)(d)	5,304,219	5,297,588
Nexstar Media, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.4599% 9/19/26 (b)(c)(d)	2,530,550	2,528,172
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.250% 8.8537% 6/24/29 (b)(c)(d)	1,526,097	1,500,352
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.2099% 3/24/26 (b)(c)(d)	1,678,668	1,676,889
CME Term SOFR 1 Month Index + 3.250% 8.2099% 1/31/29 (b)(c)(d)	3,254,897	3,166,397
CME Term SOFR 1 Month Index + 3.500% 8.4599% 1/31/29 (b)(c)(d)	1,241,888	1,212,914
TOTAL BROADCASTING		22,827,311
Building Materials - 2.3%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.1153% 5/17/28 (b)(c)(d)	5,656,971	4,715,482
APi Group DE, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 1/3/29 (b)(c)(d)	3,366,525	3,362,856
Asplundh Tree Expert LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.5954% 5/23/31 (b)(c)(d)	1,943,175	1,943,991
Chariot Buyer LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.1954% 10/22/28 (b)(c)(d)	287,781	286,054
CME Term SOFR 1 Month Index + 3.750% 8.3454% 11/3/28 (b)(c)(d)	1,218,875	1,215,389
Copeland LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.5572% 8/2/31 (b)(c)(d)	1,215,000	1,211,744
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.5713% 2/25/29 (b)(c)(d)	11,485,367	11,370,513
Janus International Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3454% 8/5/30 (b)(c)(d)	526,680	525,695
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 8.8537% 4/29/29 (b)(c)(d)	3,443,310	3,397,893
Smyrna Ready Mix Concrete LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3545% 4/2/29 (b)(c)(d)	1,242,055	1,248,266
Standard Industries, Inc./New Jersey Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 6.9199% 9/22/28 (b)(c)(d)	1,025,335	1,027,047
Traverse Midstream Partners Ll Tranche B, term loan CME Term SOFR 3 Month Index + 3.500% 8.7521% 2/16/28 (b)(c)(d)	1,021,388	1,021,704
White Capital Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 10/19/29 (b)(c)(d)	997,984	990,249
TOTAL BUILDING MATERIALS		32,316,883
Cable/Satellite TV - 1.3%
Charter Communication Operating LLC:
Tranche B2 1LN, term loan CME Term SOFR 3 Month Index + 1.750% 7.0816% 2/1/27 (b)(c)(d)	2,125,367	2,122,817
Tranche B4 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.3316% 12/9/30 (b)(c)(d)	2,858,400	2,832,589
Coral-U.S. Co.-Borrower LLC:
Tranche B, term loan CME Term SOFR 1 Month Index + 2.250% 7.461% 1/31/28 (b)(c)(d)	3,235,000	3,194,110
Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.211% 10/15/29 (b)(c)(d)	1,940,000	1,926,536
CSC Holdings LLC:
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.1735% 4/15/27 (b)(c)(d)	870,513	794,657
Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.5965% 1/18/28 (b)(c)(d)	1,629,178	1,580,596
LCPR Loan Financing LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.961% 10/16/28 (b)(c)(d)	420,000	385,035
Numericable LLC Tranche B 13LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3797% 8/14/26 (b)(c)(d)	452,702	369,237
Virgin Media Bristol LLC:
Tranche N, term loan CME Term SOFR 1 Month Index + 2.500% 7.711% 1/31/28 (b)(c)(d)	1,623,792	1,552,069
Tranche Y 1LN, term loan CME Term SOFR 6 Month Index + 3.250% 8.6562% 3/6/31 (b)(c)(d)	3,820,000	3,643,860
TOTAL CABLE/SATELLITE TV		18,401,506
Capital Goods - 0.6%
Ali Group North America Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.9599% 7/22/29 (b)(c)(d)	1,282,107	1,285,518
Chart Industries, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.8246% 3/18/30 (b)(c)(d)	2,014,255	2,009,219
CPM Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.7006% 9/28/28 (b)(c)(d)	1,220,474	1,155,740
Griffon Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 6.8545% 1/24/29 (b)(c)(d)	1,675,360	1,676,416
Resideo Funding, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8553% 2/14/28 (b)(c)(d)	143,705	144,065
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.3014% 5/14/31 (b)(c)(d)	1,027,425	1,027,425
TK Elevator U.S. Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 3.500% 8.5877% 4/30/30 (b)(c)(d)	1,558,437	1,561,040
TOTAL CAPITAL GOODS		8,859,423
Chemicals - 4.8%
A-Gas Finco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 9.8537% 12/14/29 (b)(c)(d)	2,219,411	2,088,466
Advancion Holdings LLC:
2LN, term loan CME Term SOFR 1 Month Index + 7.750% 12.6954% 11/24/28 (b)(c)(d)	1,575,000	1,490,344
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.9454% 11/24/27 (b)(c)(d)	3,410,530	3,386,861
ARC Falcon I, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.4454% 9/30/28 (b)(c)(d)	5,235,817	5,227,963
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 11.9454% 10/1/29 (b)(c)(d)	930,000	863,738
Avient Corp. Tranche B8 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.3069% 8/29/29 (b)(c)(d)	844,144	845,351
Bakelite U.S. Holding Ltd. 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.1037% 5/29/29 (b)(c)(d)	2,170,032	2,173,418
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.5572% 11/15/30 (b)(c)(d)	3,716,325	3,477,402
Derby Buyer LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7006% 11/1/30 (b)(c)(d)	2,149,200	2,149,737
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6932% 10/4/29 (b)(c)(d)	6,295,978	6,262,735
Groupe Solmax, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 9.659% 5/27/28 (b)(c)(d)	2,801,446	2,578,843
Herens U.S. Holdco Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.920% 8.6287% 7/3/28 (b)(c)(d)	2,704,896	2,524,479
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7711% 3/15/29 (b)(c)(d)	5,013,515	4,970,550
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.430% 12.3829% 3/15/30 (b)(c)(d)	2,105,000	1,882,228
INEOS U.S. Petrochem LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.6954% 3/1/30 (b)(c)(d)	1,092,175	1,090,133
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.1954% 4/2/29 (b)(c)(d)	2,581,265	2,579,664
Koppers, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.1% 4/10/30 (b)(c)(d)	393,025	394,008
M2S Group Intermediate Holding Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.8518% 8/22/31 (b)(c)(d)	2,365,000	2,258,575
Manchester Acquisition Sub LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 10.9157% 12/1/26 (b)(c)(d)	1,771,953	1,647,916
Nouryon U.S.A. LLC Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 3.500% 8.6284% 4/3/28 (b)(c)(d)	2,094,347	2,094,347
CME Term SOFR 3 Month Index + 3.500% 8.8209% 4/3/28 (b)(c)(d)	1,623,631	1,624,978
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.1037% 6/23/31 (b)(c)(d)	4,945,117	4,941,409
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.7554% 3/16/27 (b)(c)(d)	1,207,377	1,206,278
The Chemours Co. LLC Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3454% 8/18/28 (b)(c)(d)	5,208,166	5,203,270
Touchdown Acquirer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5602% 2/21/31 (b)(c)(d)	2,555,000	2,549,405
Usalco LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9/17/31 (c)(d)(g)	1,251,099	1,254,227
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9/17/31 (c)(d)(g)	128,901	129,223
W.R. Grace Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 7.8537% 9/22/28 (b)(c)(d)	1,200,823	1,202,624
TOTAL CHEMICALS		68,098,172
Consumer Products - 2.7%
19Th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5125% 2/7/29 (b)(c)(d)	3,008,922	2,948,744
Aip Rd Buyer Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.3454% 12/26/28 (b)(c)(d)	2,485,357	2,483,294
BCPE Empire Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8454% 12/25/28 (b)(c)(d)	4,061,788	4,061,301
Bombardier Recreational Products, Inc.:
Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 12/13/29 (b)(c)(d)	2,800,339	2,792,834
Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 1/22/31 (b)(c)(d)	291,303	290,574
CNT Holdings I Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7521% 11/8/27 (b)(c)(d)	2,823,198	2,827,517
Conair Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.7099% 5/17/28 (b)(c)(d)	1,393,627	1,272,438
Foundation Building Materials, Inc. Tranche B2 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.2521% 1/29/31 (b)(c)(d)	4,803,818	4,670,608
Gloves Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.9599% 1/6/28 (b)(c)(d)	630,362	627,607
Kodiak BP LLC Tranche B2 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 8.5954% 3/13/28 (b)(c)(d)	701,475	702,352
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3143% 6/27/31 (b)(c)(d)	910,000	850,850
Mattress Firm, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 8.9235% 9/24/28 (b)(c)(d)	2,323,791	2,321,723
Runner Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.6717% 10/21/28 (b)(c)(d)	1,450,257	709,016
Sweetwater Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.2099% 8/5/28 (b)(c)(d)	3,068,598	3,064,762
TripAdvisor, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 7/8/31 (b)(c)(d)	950,000	946,732
Varsity Brands LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.8213% 8/26/31 (b)(c)(d)	3,925,000	3,896,387
Windsor Holdings III, LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4609% 8/1/30 (b)(c)(d)	2,550,546	2,558,300
Woof Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 8.6153% 12/21/27 (b)(c)(d)	1,680,479	1,118,913
TOTAL CONSUMER PRODUCTS		38,143,952
Containers - 1.6%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.2099% 3/3/28 (b)(c)(d)	2,817,112	2,759,727
Berlin Packaging, LLC Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.8915% 6/7/31 (b)(c)(d)	4,883,156	4,877,931
Berry Global, Inc. Tranche AA 1LN, term loan CME Term SOFR 3 Month Index + 1.750% 7.3162% 7/1/29 (b)(c)(d)	2,478,847	2,484,845
Charter Next Generation, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 12/1/27 (b)(c)(d)	3,053,010	3,052,705
Graham Packaging Co., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3454% 8/4/27 (b)(c)(d)	1,234,978	1,233,224
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 4.750% 9.7229% 2/9/26 (b)(c)(d)	2,262,739	2,116,611
Pactiv Evergreen Group Holdings, Inc. Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3454% 9/25/28 (b)(c)(d)	1,966,676	1,964,827
Pregis TopCo Corp. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 8.8454% 8/3/26 (b)(c)(d)	808,633	809,352
CME Term SOFR 1 Month Index + 3.750% 8.9599% 8/1/26 (b)(c)(d)	485,000	485,000
Reynolds Consumer Products LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.6954% 1/30/27 (b)(c)(d)	2,460,398	2,463,252
SupplyOne, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.0954% 4/21/31 (b)(c)(d)	701,475	702,646
TOTAL CONTAINERS		22,950,120
Diversified Financial Services - 4.5%
AlixPartners LLP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.4599% 2/4/28 (b)(c)(d)	1,912,413	1,913,370
Aretec Group, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8454% 8/9/30 (b)(c)(d)	4,186,544	4,096,407
BCP Renaissance Parent LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 7.8537% 10/31/28 (b)(c)(d)	713,825	713,568
Boost Newco Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.1037% 1/31/31 (b)(c)(d)	9,060,000	9,056,195
Broadstreet Partners, Inc. Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 6/14/31 (b)(c)(d)	3,788,211	3,771,657
Clue Opco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7521% 12/19/30 (b)(c)(d)	3,255,756	3,228,342
Dragon Buyer, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 9/24/31 (c)(d)(g)	1,545,000	1,537,661
FinCo I LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.2554% 6/27/29 (b)(c)(d)	555,498	556,076
Fleet U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5777% 2/10/31 (b)(c)(d)	1,458,096	1,454,451
Focus Financial Partners LLC:
Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 9/10/31 (c)(d)(g)	2,709,042	2,700,075
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 9/10/31 (c)(d)(g)	290,958	289,995
Fugue Finance LLC Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 3.750% 8.8072% 2/26/31 (b)(c)(d)	588,525	591,320
CME Term SOFR 3 Month Index + 4.000% 9.0572% 1/26/28 (b)(c)(d)	718,389	721,593
Heubach Holding U.S.A. LLC Tranche CME, term loan CME Term SOFR 1 Month Index + 10.000% 0% 12/31/49 (c)(d)(e)(f)	303,780	121,512
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7477% 4/21/28 (b)(c)(d)	2,478,640	2,477,104
Jane Street Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.4599% 1/26/28 (b)(c)(d)	1,830,515	1,828,429
Johnstone Supply LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.174% 6/7/31 (b)(c)(d)	1,895,000	1,888,917
LSF11 Trinity Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4199% 6/17/30 (b)(c)(d)	642,432	642,432
Needle Holdings LLC Tranche EXIT 1LN, term loan CME Term SOFR 1 Month Index + 9.500% 14.3454% 4/28/28 (b)(c)(d)(e)	2,228,963	1,783,171
Neon Maple U.S. Debt Mergersub I Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7/21/31 (c)(d)(g)	4,665,000	4,612,519
Nexus Buyer LLC:
2LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.1954% 11/1/29 (b)(c)(d)	2,500,000	2,487,500
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8454% 7/18/31 (b)(c)(d)	4,360,097	4,319,896
Priority Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.8072% 5/16/31 (b)(c)(d)	723,188	720,700
Recess Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7521% 2/14/30 (b)(c)(d)	1,736,275	1,741,050
Sk Neptune Husky Finance Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.4338% 1/3/29 (b)(c)(d)(f)	1,226,144	15,327
TransUnion LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 12/1/28 (b)(c)(d)	1,404,982	1,403,451
Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.5954% 6/6/31 (b)(c)(d)	2,164,904	2,159,990
UFC Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 8.2908% 4/29/26 (b)(c)(d)	1,250,477	1,250,927
WH Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 5.500% 10.7858% 2/9/27 (b)(c)(d)	3,265,374	3,250,418
CME Term SOFR 3 Month Index + 5.500% 10.7858% 2/15/27 (b)(c)(d)	2,729,786	2,722,962
TOTAL DIVERSIFIED FINANCIAL SERVICES		64,057,015
Diversified Media - 0.7%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8325% 10/28/27 (b)(c)(d)	2,261,339	2,192,798
Allen Media LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.2537% 2/10/27 (b)(c)(d)	4,559,171	2,949,237
CMG Media Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.2037% 12/17/26 (b)(c)(d)	6,193,552	5,437,629
TOTAL DIVERSIFIED MEDIA		10,579,664
Energy - 3.3%
Apro LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.868% 7/9/31 (b)(c)(d)	2,340,000	2,345,850
Array Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.2844% 10/14/27 (b)(c)(d)	2,963,304	2,956,814
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4599% 3/17/28 (b)(c)(d)	615,296	614,145
Calpine Construction Finance Co. LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 7/31/30 (b)(c)(d)	1,200,000	1,191,672
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4454% 11/19/29 (b)(c)(d)	3,630,338	3,617,740
Eastern Power LLC Tranche B, term loan CME Term SOFR 1 Month Index + 5.250% 10.0954% 4/3/28 (b)(c)(d)	688,622	688,622
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.4445% 2/7/28 (b)(c)(d)	7,434,022	7,418,559
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 9.8653% 8/27/28 (b)(c)(d)	2,205,693	2,073,352
Epic Y-Grade Services,LP Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 11.0682% 6/29/29 (b)(c)(d)	3,000,000	2,988,000
GIP II Blue Holding LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.5954% 9/29/28 (b)(c)(d)	4,718,156	4,729,102
GIP III Stetson I LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.3454% 10/31/28 (b)(c)(d)	2,375,875	2,372,905
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.5954% 5/22/31 (b)(c)(d)	947,625	953,311
New Fortress Energy, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.2521% 10/30/28 (b)(c)(d)	6,059,213	5,464,137
Par Petroleum LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0643% 2/28/30 (b)(c)(d)	1,231,250	1,231,509
Prairie ECI Acquiror LP Tranche 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.5954% 8/1/29 (b)(c)(d)	1,054,700	1,052,063
Rockpoint Gas Storage Partners 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 9/15/31 (c)(d)(g)	2,585,000	2,572,075
Waterbridge Midstream Operatin Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 9.3932% 6/22/29 (b)(c)(d)	1,895,000	1,827,993
Waterbridge Ndb Operating LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.6028% 5/10/29 (b)(c)(d)	1,120,000	1,116,853
Win Waste Innovations Holdings Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.7099% 3/25/28 (b)(c)(d)	1,353,663	1,286,291
TOTAL ENERGY		46,500,993
Entertainment/Film - 0.3%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.4599% 9/1/27 (b)(c)(d)	1,384,003	1,263,193
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.4599% 9/1/27 (b)(c)(d)	3,205,000	2,919,979
TOTAL ENTERTAINMENT/FILM		4,183,172
Environmental - 0.5%
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.8892% 6/21/28 (b)(c)(d)	4,574,494	4,568,319
Reworld Holding Corp.:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.3501% 11/30/28 (b)(c)(d)	1,577,311	1,577,563
CME Term SOFR 1 Month Index + 2.750% 7.8465% 11/30/28 (b)(c)(d)	726,585	726,738
Tranche C 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 7.8465% 11/30/28 (b)(c)(d)	39,803	39,812
CME Term SOFR 6 Month Index + 2.500% 7.5877% 11/30/28 (b)(c)(d)	121,180	121,200
TOTAL ENVIRONMENTAL		7,033,632
Food & Drug Retail - 0.8%
Cardenas Merger Sub, LLC 1LN, term loan CME Term SOFR 3 Month Index + 6.750% 11.4537% 8/1/29 (b)(c)(d)	2,637,948	2,598,379
Froneri U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.1954% 2/1/27 (b)(c)(d)	1,441,596	1,437,632
JP Intermediate B LLC term loan CME Term SOFR 3 Month Index + 5.500% 11.0137% 11/20/27 (b)(c)(d)	4,853,376	339,736
Northeast Grocery, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 7.500% 12.5955% 12/13/28 (b)(c)(d)	1,309,969	1,309,969
Primary Products Finance LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9709% 4/2/29 (b)(c)(d)	3,372,560	3,372,020
Upfield U.S.A. Corp. Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.76% 1/3/28 (b)(c)(d)(h)	2,927,315	2,913,205
TOTAL FOOD & DRUG RETAIL		11,970,941
Food/Beverage/Tobacco - 1.5%
Aspire Bakeries Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.1045% 12/23/30 (b)(c)(d)	741,275	742,513
Chobani LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.2099% 10/23/27 (b)(c)(d)	2,709,747	2,714,489
CME Term SOFR 1 Month Index + 3.750% 8.5954% 10/25/27 (b)(c)(d)	724,525	726,155
Del Monte Foods Corp. Ii, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 13.1657% 8/2/28 (b)(c)(d)	2,601,372	2,440,946
2LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.406% 8/2/28 (b)(c)(d)	4,877,551	2,609,490
Fiesta Purchaser, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8454% 2/12/31 (b)(c)(d)	2,583,525	2,582,931
Naked Juice LLC:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 7.9537% 1/24/29 (b)(c)(d)	2,704,889	2,207,027
2LN, term loan CME Term SOFR 3 Month Index + 6.000% 10.7037% 1/24/30 (b)(c)(d)	2,185,000	1,325,399
Triton Water Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.1153% 3/31/28 (b)(c)(d)	6,419,895	6,406,156
TOTAL FOOD/BEVERAGE/TOBACCO		21,755,106
Gaming - 3.5%
Caesars Entertainment, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 1/26/30 (b)(c)(d)	11,689,650	11,678,662
Tranche B1 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 7.5954% 2/6/31 (b)(c)(d)	4,159,100	4,153,901
Entain Holdings Gibraltar Ltd. Tranche B4 1LN, term loan CME Term SOFR 6 Month Index + 2.250% 7.864% 3/16/27 (b)(c)(d)	1,405,742	1,409,692
Entain PLC Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 2.750% 8.014% 10/31/29 (b)(c)(d)	3,114,524	3,113,216
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8465% 1/27/29 (b)(c)(d)	10,560,419	10,525,992
Flutter Financing B.V. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 6.6037% 11/25/30 (b)(c)(d)	5,656,258	5,654,221
Golden Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 6.8537% 5/26/30 (b)(c)(d)	2,587,150	2,582,312
Light & Wonder International, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.3327% 4/16/29 (b)(c)(d)	3,034,754	3,029,322
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 8.8932% 8/1/30 (b)(c)(d)	2,193,425	2,189,762
PCI Gaming Authority 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 7/18/31 (b)(c)(d)	958,314	951,989
Station Casinos LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.0954% 3/14/31 (b)(c)(d)	4,820,775	4,797,539
TOTAL GAMING		50,086,608
Healthcare - 5.5%
Accelerated Health Systems LLC Tranche B1 LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.0037% 2/15/29 (b)(c)(d)	1,890,331	1,444,761
Avantor Funding, Inc. Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.9454% 11/8/27 (b)(c)(d)	1,263,517	1,269,480
Charlotte Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.8539% 2/11/28 (b)(c)(d)	1,632,353	1,644,596
DaVita, Inc. Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 5/9/31 (b)(c)(d)	2,685,000	2,682,422
Elanco Animal Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.0506% 8/1/27 (b)(c)(d)	2,200,914	2,195,258
Embecta Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.8454% 3/31/29 (b)(c)(d)	3,089,249	3,006,858
Endo Finance Holdings, Inc. Tranche B-EXIT 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.783% 4/23/31 (b)(c)(d)	2,395,000	2,391,503
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 8.7037% 10/1/27 (b)(c)(d)	10,506,246	9,976,521
HAH Group Holding Co. LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9/24/31 (c)(d)(g)	3,705,000	3,651,759
Insulet Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3454% 8/1/31 (b)(c)(d)	3,989,691	4,003,415
IVC Acquisition Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 9.3932% 12/6/28 (b)(c)(d)	3,166,115	3,167,445
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.0954% 5/5/28 (b)(c)(d)	5,918,010	5,910,080
MED ParentCo LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8454% 4/7/31 (b)(c)(d)	1,842,444	1,843,328
Medline Borrower LP:
1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.0954% 10/21/28 (b)(c)(d)	3,550,000	3,544,924
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 10/23/28 (b)(c)(d)	10,874,286	10,873,198
Organon & Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.4648% 5/17/31 (b)(c)(d)	3,065,097	3,053,603
Packaging Coordinators Midco, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.0954% 11/30/27 (b)(c)(d)	3,360,815	3,357,656
Phoenix Guarantor, Inc. term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 2/21/31 (b)(c)(d)	1,965,125	1,958,876
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.8454% 11/15/28 (b)(c)(d)	6,841,606	6,840,307
RadNet Management, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.7792% 4/10/31 (b)(c)(d)	937,650	938,044
Soliant Lower Intermediate LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.5954% 7/18/31 (b)(c)(d)	1,520,000	1,520,000
Sotera Health Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 5/30/31 (b)(c)(d)	1,625,000	1,618,906
Surgery Center Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.6699% 12/19/30 (b)(c)(d)	483,435	483,503
U.S. Anesthesia Partners, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.815% 10/1/29 (b)(c)(d)(e)	775,000	643,250
U.S. Radiology Specialists, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.3537% 12/15/27 (b)(c)(d)	634,689	634,689
TOTAL HEALTHCARE		78,654,382
Homebuilders/Real Estate - 0.4%
Chromalloy Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0816% 3/21/31 (b)(c)(d)	1,291,763	1,225,327
Cushman & Wakefield U.S. Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.7099% 8/21/25 (b)(c)(d)	11,330	11,323
Fluidra Finco SL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8704% 1/27/29 (b)(c)(d)	491,802	491,497
Greystar Real Estate Partners 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.6699% 8/21/30 (b)(c)(d)	1,762,591	1,758,184
Ryan Specialty Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.0954% 9/11/31 (b)(c)(d)	1,735,794	1,731,992
TOTAL HOMEBUILDERS/REAL ESTATE		5,218,323
Hotels - 1.3%
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0648% 9/9/26 (b)(c)(d)	955,381	955,534
Four Seasons Hotels Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.6053% 11/30/29 (b)(c)(d)	3,626,992	3,624,417
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 7.0954% 1/17/31 (b)(c)(d)	2,004,925	1,987,382
CME Term SOFR 1 Month Index + 3.000% 7.3454% 8/2/28 (b)(c)(d)	7,366,421	7,315,814
Hilton Worldwide Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.6048% 11/8/30 (b)(c)(d)	1,292,849	1,292,112
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.0954% 4/1/31 (b)(c)(d)	1,446,375	1,441,862
Travelport Finance Luxembourg SARL 1LN, term loan CME Term SOFR 3 Month Index + 7.000% 13.5932% 9/29/28 (b)(c)(d)	2,235,800	1,926,701
TOTAL HOTELS		18,543,822
Insurance - 5.9%
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.2109% 11/6/30 (b)(c)(d)	17,136,162	16,954,176
AmWINS Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.2099% 2/19/28 (b)(c)(d)	4,173,622	4,165,316
Amynta Agency Borrower, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0021% 2/28/28 (b)(c)(d)	1,837,389	1,836,250
AssuredPartners, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3454% 2/14/31 (b)(c)(d)	5,937,703	5,930,697
Asurion LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.9454% 8/19/28 (b)(c)(d)	1,521,445	1,495,094
Tranche B11 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.1954% 8/19/28 (b)(c)(d)	2,143,879	2,109,813
Tranche B12 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.0954% 9/12/30 (b)(c)(d)	214,316	210,298
Tranche B3 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.2099% 1/31/28 (b)(c)(d)	10,485,000	9,801,588
Tranche B4 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.2099% 1/20/29 (b)(c)(d)	20,000,000	18,443,800
Tranche B9 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.2099% 7/31/27 (b)(c)(d)	931,471	917,629
HUB International Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.2554% 6/20/30 (b)(c)(d)	9,652,464	9,637,020
Truist Insurance Holdings LLC:
2L, term loan CME Term SOFR 3 Month Index + 4.750% 9.3537% 3/8/32 (b)(c)(d)	4,735,000	4,806,025
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 7.8537% 5/6/31 (b)(c)(d)	5,550,000	5,536,125
USI, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.750% 7.3537% 9/27/30 (b)(c)(d)	2,316,659	2,308,597
TOTAL INSURANCE		84,152,428
Leisure - 2.5%
Alterra Mountain Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 8/17/28 (b)(c)(d)	2,789,727	2,792,042
America Sports Co. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 7.8455% 2/17/31 (b)(c)(d)	1,122,188	1,123,590
Arcis Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.7099% 11/24/28 (b)(c)(d)	848,023	849,787
Bulldog Purchaser, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 8.8537% 6/30/31 (b)(c)(d)	1,095,000	1,099,106
Carnival Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 10/18/28 (b)(c)(d)	4,493,306	4,496,137
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.969% 7/21/30 (b)(c)(d)	6,390,827	6,348,200
ClubCorp Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 9.8653% 9/18/26 (b)(c)(d)	2,481,451	2,482,791
Crown Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 8.500% 13.4599% 7/31/28 (b)(c)(d)	2,577,301	2,607,172
Fitness International LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5054% 2/12/29 (b)(c)(d)	1,353,200	1,348,126
Herschend Entertainment Co. LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 7.8454% 8/27/28 (b)(c)(d)	795,178	795,178
Lids Holdings, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.6143% 12/14/26 (b)(c)(d)	1,543,653	1,528,217
Tait LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 8/14/31 (c)(d)(g)	940,000	941,175
Topgolf Callaway Brands Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.8454% 3/18/30 (b)(c)(d)	3,973,550	3,911,483
United PF Holdings LLC:
1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5137% 12/30/26 (b)(c)(d)	4,282,766	3,899,115
2LN, term loan 3 month U.S. LIBOR + 8.500% 14.0137% 12/30/27 (b)(c)(d)	750,000	542,498
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 8.500% 14.0137% 12/30/26 (b)(c)(d)	924,000	868,560
TOTAL LEISURE		35,633,177
Metals/Mining - 0.1%
Arsenal AIC Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 8/19/30 (b)(c)(d)	2,079,066	2,074,907
Paper - 0.9%
Ahlstrom-Munksjo OYJ 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 8.6153% 2/4/28 (b)(c)(d)	922,489	920,183
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.670% 8.0204% 4/13/29 (b)(c)(d)	12,116,678	12,047,976
TOTAL PAPER		12,968,159
Publishing/Printing - 0.5%
Century DE Buyer LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.2554% 10/30/30 (b)(c)(d)	2,174,075	2,167,727
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.214% 8/11/28 (b)(c)(d)	1,608,791	1,615,837
RLG Holdings LLC:
2LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.4599% 7/2/29 (b)(c)(d)	590,000	529,159
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.2099% 7/8/28 (b)(c)(d)	825,234	802,540
Vericast Corp. 1LN, term loan CME Term SOFR 1 Month Index + 7.750% 12.3537% 6/15/30 (b)(c)(d)	1,628,440	1,579,587
TOTAL PUBLISHING/PRINTING		6,694,850
Railroad - 0.4%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.9681% 4/6/28 (b)(c)(d)	2,001,269	2,001,269
Genesee & Wyoming, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 6.6037% 4/10/31 (b)(c)(d)	2,595,000	2,588,513
Wwex Unified Topco Holdings LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 8.8653% 7/26/28 (b)(c)(d)	1,589,681	1,596,135
TOTAL RAILROAD		6,185,917
Restaurants - 1.2%
1011778 BC ULC Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.5954% 9/23/30 (b)(c)(d)	3,384,659	3,347,191
Dave & Buster's, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 9/26/31 (c)(d)(g)	1,845,000	1,826,550
CME Term SOFR 1 Month Index + 3.250% 7.875% 6/29/29 (b)(c)(d)	807,651	803,952
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.2099% 12/1/28 (b)(c)(d)	697,634	699,434
KFC Holding Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.8788% 3/15/28 (b)(c)(d)	651,222	652,850
Pacific Bells LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.3653% 11/10/28 (b)(c)(d)	555,517	555,517
PFC Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 6.250% 11.6521% 3/1/26 (b)(c)(d)	1,951,619	1,894,691
Raising Cane's Restaurants LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.0143% 9/10/31 (b)(c)(d)	470,000	469,709
Restaurant Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 8.9706% 4/1/29 (b)(c)(d)	2,390,186	2,261,283
Whatabrands LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 8/3/28 (b)(c)(d)	5,442,013	5,431,565
TOTAL RESTAURANTS		17,942,742
Services - 10.1%
ABG Intermediate Holdings 2 LLC Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 12/21/28 (b)(c)(d)	8,619,979	8,623,599
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.3537% 9/7/28 (b)(c)(d)	1,084,427	1,083,071
AI Aqua Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7006% 7/30/28 (b)(c)(d)	7,012,663	7,002,074
Allied Universal Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.6954% 5/14/28 (b)(c)(d)	9,933,240	9,831,821
Anticimex Global AB:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.75% 11/16/28 (b)(c)(d)	954,145	952,953
Tranche B1 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.48% 11/16/28 (b)(c)(d)	3,396,953	3,391,280
APX Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0353% 7/9/28 (b)(c)(d)	2,546,356	2,544,370
Aramark Services, Inc. Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 6/24/30 (b)(c)(d)	3,074,851	3,079,464
Archkey Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.2099% 6/30/28 (b)(c)(d)	1,801,700	1,803,574
Artera Services LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.1037% 2/10/31 (b)(c)(d)	2,532,275	2,462,232
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 10.6954% 12/10/29 (b)(c)(d)	2,705,000	2,613,706
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4454% 12/10/28 (b)(c)(d)	5,709,412	5,680,466
Avis Budget Car Rental LLC Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.9454% 3/16/29 (b)(c)(d)	837,711	837,192
Bifm California Buyer, Inc. Tranche 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.0954% 5/31/28 (b)(c)(d)	1,756,175	1,761,672
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7477% 8/1/30 (b)(c)(d)	6,771,039	6,574,273
Brock Holdings Iii LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 6.000% 10.6037% 5/2/30 (b)(c)(d)	940,000	945,875
Cast & Crew Payroll LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.5954% 12/30/28 (b)(c)(d)	3,987,231	3,992,454
CHG Healthcare Services, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4599% 9/30/28 (b)(c)(d)	949,411	949,164
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4599% 9/29/28 (b)(c)(d)	1,117,186	1,118,270
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4599% 6/2/28 (b)(c)(d)	7,027,121	6,946,801
Ensemble RCM LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.2521% 8/1/29 (b)(c)(d)	3,747,606	3,750,455
Filtration Group Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4599% 10/21/28 (b)(c)(d)	2,111,217	2,110,625
Flexera Software LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4609% 3/3/28 (b)(c)(d)	2,945,426	2,944,926
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.0021% 4/29/29 (b)(c)(d)	2,118,187	1,770,677
Genesys Cloud Services Holdings II LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3454% 12/1/27 (b)(c)(d)	1,866,945	1,868,961
HomeServe U.S.A. Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.2109% 10/21/30 (b)(c)(d)	1,625,326	1,621,263
Ion Trading Finance Ltd. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.0157% 4/3/28 (b)(c)(d)	1,532,149	1,531,582
KUEHG Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.1037% 6/12/30 (b)(c)(d)	7,425,188	7,441,671
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.404% 4/11/29 (b)(c)(d)	7,936,875	7,435,185
Omnia Partners LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.5292% 7/25/30 (b)(c)(d)	3,636,053	3,643,179
Optiv Security, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5292% 7/31/26 (b)(c)(d)	2,642,626	2,379,473
PG Polaris BidCo Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.1037% 3/24/31 (b)(c)(d)	3,147,113	3,150,071
Planet U.S. Buyer LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.6042% 2/10/31 (b)(c)(d)	2,119,688	2,121,807
Sabert Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.0344% 12/10/26 (b)(c)(d)	1,010,680	1,013,843
Sedgwick Claims Management Services, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.2521% 7/31/31 (b)(c)(d)	2,339,154	2,333,891
Sotheby's Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.063% 1/15/27 (b)(c)(d)	1,440,153	1,420,581
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.256% 3/4/28 (b)(c)(d)	10,576,431	9,219,157
Staples, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 10.6886% 9/10/29 (b)(c)(d)	6,445,000	5,847,677
STS Operating, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.9454% 3/25/31 (b)(c)(d)	3,586,975	3,560,073
The GEO Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.0954% 4/14/29 (b)(c)(d)	1,582,208	1,605,941
United Rentals North America, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.5954% 2/14/31 (b)(c)(d)	1,572,100	1,581,533
Vestis Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.3711% 2/24/31 (b)(c)(d)	1,936,813	1,922,286
Wellful, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.2099% 4/21/27 (b)(c)(d)	1,998,730	1,219,225
WMB Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.3454% 11/3/29 (b)(c)(d)	716,422	716,422
TOTAL SERVICES		144,404,815
Super Retail - 3.0%
Academy Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.065% 11/6/27 (b)(c)(d)	829,306	827,232
At Home Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.565% 7/24/28 (b)(c)(d)	1,624,564	701,942
Empire Today LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.5137% 4/1/28 (b)(c)(d)	1,850,631	1,114,080
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.7099% 3/5/28 (b)(c)(d)	37,237,581	37,198,844
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3331% 6/5/31 (b)(c)(d)	715,000	703,496
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.968% 6/6/31 (b)(c)(d)	2,075,404	2,032,610
TOTAL SUPER RETAIL		42,578,204
Technology - 15.5%
Acuris Finance U.S., Inc. term loan CME Term SOFR 1 Month Index + 3.750% 8.418% 2/16/28 (b)(c)(d)	702,764	701,450
Ahead DB Holdings LLC Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.1037% 2/3/31 (b)(c)(d)	1,490,415	1,491,264
Amentum Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7/30/31 (c)(d)(g)	6,870,000	6,844,238
Anastasia Parent LLC Tranche B, term loan CME Term SOFR 3 Month Index + 3.750% 8.6153% 8/10/25 (b)(c)(d)	4,493,687	3,209,886
Applied Systems, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 7.6037% 2/24/31 (b)(c)(d)	1,461,338	1,461,527
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 2/15/29 (b)(c)(d)	9,243,335	9,175,951
BYJU's Alpha, Inc.:
term loan:
CME Term SOFR 3 Month Index + 8.000% 12.8454% 4/9/26 (b)(c)(d)(e)	52,472	52,472
CME Term SOFR 3 Month Index + 8.000% 12.8454% 4/9/26 (b)(c)(d)(e)	15,372	15,372
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 15.5% 11/24/26 (b)(c)(d)(f)	3,023,738	650,104
Tranche DD 2 term loan CME Term SOFR 1 Month Index + 8.000% 6.4861% 4/9/26 (b)(c)(d)(e)(h)	52,250	52,250
Camelot U.S. Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 1/31/31 (b)(c)(d)	4,255,770	4,247,259
Cloud Software Group, Inc. Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 4.000% 8.6037% 3/29/29 (b)(c)(d)	8,675,879	8,633,368
CME Term SOFR 3 Month Index + 4.500% 9.1037% 3/24/31 (b)(c)(d)	1,105,000	1,107,298
Coherent Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3454% 7/2/29 (b)(c)(d)	3,888,280	3,884,625
ConnectWise LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.3653% 9/30/28 (b)(c)(d)	3,972,091	3,962,161
Constant Contact, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5657% 2/10/28 (b)(c)(d)	2,510,265	2,423,460
Cotiviti, Inc.:
Tranche 1LN, term loan 7.625% 5/1/31 (d)	965,000	968,619
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4506% 5/1/31 (b)(c)(d)	5,741,150	5,733,974
Dayforce, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3454% 3/3/31 (b)(c)(d)	1,311,713	1,308,433
DCert Buyer, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8454% 10/16/26 (b)(c)(d)	4,766,982	4,618,776
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 11.8454% 2/19/29 (b)(c)(d)	4,508,409	3,845,042
DG Investment Intermediate Holdings, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 6.750% 11.7099% 3/31/29 (b)(c)(d)	630,000	587,670
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.7099% 3/31/28 (b)(c)(d)	2,712,314	2,700,461
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 3/31/28 (c)(d)(g)	120,164	119,639
ECL Entertainment LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8454% 8/30/30 (b)(c)(d)	1,162,112	1,164,657
Ellucian, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4454% 10/7/29 (b)(c)(d)	3,671,432	3,678,885
Epicor Software Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 5/23/31 (b)(c)(d)	2,882,857	2,883,837
Tranche DD 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 5/23/31 (c)(d)(h)	338,241	338,356
Gen Digital, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.5954% 9/12/29 (b)(c)(d)	4,817,162	4,800,976
Go Daddy Operating Co. LLC:
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 11/12/29 (b)(c)(d)	1,391,782	1,389,750
Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 6.5954% 6/2/31 (b)(c)(d)	1,750,613	1,745,501
Icon Luxembourg Sarl Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 2.000% 6.6037% 7/3/28 (b)(c)(d)	1,412,324	1,418,751
CME Term SOFR 3 Month Index + 2.000% 6.6037% 7/3/28 (b)(c)(d)	351,881	353,483
Leia Finco U.S. LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7/2/31 (c)(d)(g)	3,605,000	3,545,409
2LN, term loan CME Term SOFR 1 Month Index + 5.250% 7/2/32 (c)(d)(g)	1,050,000	1,023,099
Lightning Power LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.3455% 8/18/31 (b)(c)(d)	3,415,000	3,420,225
Madison Safety & Flow LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 9/19/31 (c)(d)(g)	665,000	664,169
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4506% 3/1/29 (b)(c)(d)	7,772,695	7,736,241
MH Sub I LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.0954% 5/3/28 (b)(c)(d)	12,510,483	12,422,659
Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 6.250% 11.5021% 2/23/29 (b)(c)(d)	1,030,000	1,009,585
Mitchell International, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0954% 6/17/31 (b)(c)(d)	3,710,000	3,652,198
MKS Instruments, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.1699% 8/17/29 (b)(c)(d)	3,028,974	3,025,945
Modena Buyer LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.1037% 7/1/31 (b)(c)(d)	7,255,000	6,930,049
NCR Atleos Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.1021% 3/27/29 (b)(c)(d)	1,873,075	1,889,464
Open Text Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.0954% 1/31/30 (b)(c)(d)	3,753,671	3,765,833
Peraton Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.6954% 2/1/28 (b)(c)(d)	10,174,214	9,769,382
Pitney Bowes, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.9599% 3/19/28 (b)(c)(d)	1,115,539	1,116,007
Plano Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8/4/31 (c)(d)(g)	1,175,000	1,175,000
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5137% 6/2/28 (b)(c)(d)	14,642,690	14,384,978
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0021% 10/28/30 (b)(c)(d)	4,014,825	4,021,209
Project Boost Purchaser LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7861% 7/2/31 (b)(c)(d)	1,365,000	1,363,840
Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5361% 7/17/32 (b)(c)(d)	655,000	655,544
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.8454% 8/31/28 (b)(c)(d)	4,295,066	4,291,888
Rackspace Finance LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 7.9825% 5/15/28 (b)(c)(d)	6,174,110	3,391,932
CME Term SOFR 1 Month Index + 6.250% 11.4825% 5/15/28 (b)(c)(d)	1,438,095	1,454,575
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.9599% 4/22/28 (b)(c)(d)	4,638,024	4,498,883
Red Planet Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.4454% 9/30/28 (b)(c)(d)	2,621,806	2,544,803
Renaissance Holdings Corp. Tranche 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.0954% 4/8/30 (b)(c)(d)	4,381,447	4,376,978
Roper Industrial Products Investment Co. 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 7.8537% 11/23/29 (b)(c)(d)	1,354,478	1,356,415
Sovos Compliance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.4599% 8/11/28 (b)(c)(d)	1,891,227	1,888,655
SS&C Technologies, Inc. Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 5/9/31 (b)(c)(d)	4,538,653	4,537,882
TTM Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.4506% 5/30/30 (b)(c)(d)	1,568,543	1,568,543
UKG, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.5546% 2/10/31 (b)(c)(d)	13,941,442	13,941,442
VFH Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 6/23/31 (b)(c)(d)	2,990,000	2,990,000
VM Consolidated, Inc. Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 3/27/28 (b)(c)(d)	2,232,933	2,234,787
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.3465% 4/14/31 (b)(c)(d)	2,251,643	2,250,698
Weber-Stephen Products LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.2099% 10/30/27 (b)(c)(d)	633,270	595,451
CME Term SOFR 1 Month Index + 4.250% 9.1954% 10/30/27 (b)(c)(d)	1,413,750	1,329,519
Webpros Investments Sarl Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.8454% 3/19/31 (b)(c)(d)	347,377	347,811
TOTAL TECHNOLOGY		220,740,593
Telecommunications - 2.8%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.8014% 8/15/28 (b)(c)(d)	6,649,298	4,967,557
Aventiv Technologies LLC:
1LN, term loan:
CME Term SOFR 3 Month Index + 5.090% 9.9553% 7/31/25 (b)(c)(d)	8,763,182	7,470,612
CME Term SOFR 3 Month Index + 7.500% 12.3653% 7/31/25 (b)(c)(d)	226,936	227,504
Tranche 2LN, term loan CME Term SOFR 3 Month Index + 8.650% 13.9153% 11/1/25 (b)(c)(d)	7,644,449	1,949,334
Ciena Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.9609% 10/24/30 (b)(c)(d)	714,727	715,085
Connect U.S. Finco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.3454% 9/13/29 (b)(c)(d)	1,582,820	1,481,123
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.2521% 1/30/31 (b)(c)(d)	4,797,975	4,820,765
Frontier Communications Holdings LLC Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 3.500% 8.763% 7/1/31 (b)(c)(d)	4,625,000	4,648,125
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 13.9454% 6/30/28 (b)(c)(d)	1,717,084	1,253,471
Lorca Co.-Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.1037% 4/17/31 (b)(c)(d)	950,225	951,014
Patagonia Holdco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 10.8542% 8/1/29 (b)(c)(d)	1,606,087	1,488,441
SBA Senior Finance II, LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.85% 1/27/31 (b)(c)(d)	430,537	430,636
Windstream Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.1954% 9/21/27 (b)(c)(d)	658,563	657,463
Zayo Group Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.9599% 3/9/27 (b)(c)(d)	10,088,135	9,199,168
TOTAL TELECOMMUNICATIONS		40,260,298
Textiles/Apparel - 0.4%
Crocs, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 6.9273% 2/20/29 (b)(c)(d)	2,103,036	2,109,619
Fanatics Commerce Intermediate Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.2099% 11/23/28 (b)(c)(d)	378,428	375,904
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.2099% 4/16/28 (b)(c)(d)	2,854,125	2,855,666
TOTAL TEXTILES/APPAREL		5,341,189
Transportation Ex Air/Rail - 0.1%
ASP LS Acquisition Corp. 2LN, term loan CME Term SOFR 3 Month Index + 7.500% 12.3653% 5/7/29 (b)(c)(d)	2,500,000	1,005,000
Utilities - 1.1%
Osmose Utilities Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.2099% 6/23/28 (b)(c)(d)	534,326	528,982
Pike Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.9599% 1/21/28 (b)(c)(d)	1,123,630	1,127,731
Vertiv Group Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.2006% 3/2/27 (b)(c)(d)	4,695,316	4,697,288
Vistra Operations Co. LLC Tranche B 3LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.8454% 12/20/30 (b)(c)(d)	2,700,299	2,699,840
WEC U.S. Holdings Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5954% 1/20/31 (b)(c)(d)	6,478,756	6,474,933
TOTAL UTILITIES		15,528,774
TOTAL BANK LOAN OBLIGATIONS (Cost $1,292,039,755)		1,239,002,487

Nonconvertible Bonds - 5.4%
	Principal Amount (a)	Value ($)
Air Transportation - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (i)	644,583	642,745
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (i)	340,625	338,552
TOTAL AIR TRANSPORTATION		981,297
Automotive & Auto Parts - 0.8%
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (i)	1,205,000	1,242,059
Ford Motor Credit Co. LLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 8.1218% 3/6/26 (b)(c)	1,650,000	1,691,958
Rivian Holdco & Rivian LLC & Rivian Automotive LLC CME Term SOFR 6 Month Index + 6.050% 11.3595% 10/15/26 (b)(c)(i)	8,895,000	8,961,713
TOTAL AUTOMOTIVE & AUTO PARTS		11,895,730
Broadcasting - 0.4%
DISH Network Corp. 11.75% 11/15/27 (i)	3,570,000	3,746,823
Univision Communications, Inc.:
6.625% 6/1/27 (i)	1,205,000	1,206,475
8% 8/15/28 (i)	840,000	858,871
TOTAL BROADCASTING		5,812,169
Building Materials - 0.1%
Smyrna Ready Mix Concrete LLC 8.875% 11/15/31 (i)	1,365,000	1,472,417
Cable/Satellite TV - 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375% 6/1/29 (i)	3,160,000	3,045,270
Capital Goods - 0.0%
Chart Industries, Inc. 7.5% 1/1/30 (i)	330,000	347,796
Chemicals - 0.1%
Olympus Water U.S. Holding Corp. 9.75% 11/15/28 (i)	1,220,000	1,302,056
Consumer Products - 0.0%
Wayfair LLC 7.25% 10/31/29 (i)(j)	140,000	143,424
Energy - 0.4%
Citgo Petroleum Corp.:
6.375% 6/15/26 (i)	1,000,000	1,000,313
7% 6/15/25 (i)	1,050,000	1,049,335
New Fortress Energy, Inc. 6.5% 9/30/26 (i)	3,160,000	2,655,403
Transocean Poseidon Ltd. 6.875% 2/1/27 (i)	684,000	682,870
TOTAL ENERGY		5,387,921
Gaming - 0.9%
Caesars Entertainment, Inc. 7% 2/15/30 (i)	1,465,000	1,530,480
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625% 1/15/29 (i)	10,240,000	9,777,441
Ontario Gaming GTA LP / OTG Co. issuer, Inc. 8% 8/1/30 (i)	80,000	83,138
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (i)	240,000	237,983
4.25% 12/1/26 (i)	345,000	341,645
4.625% 12/1/29 (i)	200,000	196,198
TOTAL GAMING		12,166,885
Healthcare - 0.0%
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (i)	495,000	510,014
Homebuilders/Real Estate - 0.3%
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	2,400,000	2,152,987
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 10.5% 2/15/28 (i)	2,545,000	2,716,548
TOTAL HOMEBUILDERS/REAL ESTATE		4,869,535
Insurance - 0.2%
Acrisure LLC / Acrisure Finance, Inc. 7.5% 11/6/30 (i)	2,235,000	2,300,027
Leisure - 0.0%
Carnival Corp. 7.625% 3/1/26 (i)	620,000	625,738
Metals/Mining - 0.0%
Arsenal AIC Parent LLC 8% 10/1/30 (i)	90,000	96,577
Paper - 0.1%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (i)	895,000	819,264
Services - 0.1%
Brand Industrial Services, Inc. 10.375% 8/1/30 (i)	600,000	642,511
The GEO Group, Inc. 8.625% 4/15/29	310,000	322,271
TOTAL SERVICES		964,782
Super Retail - 0.2%
Carvana Co. 5.625% 10/1/25 (i)	859,000	842,597
EG Global Finance PLC 12% 11/30/28 (i)	2,380,000	2,656,225
TOTAL SUPER RETAIL		3,498,822
Technology - 0.4%
Acuris Finance U.S. 9% 8/1/29 (i)	955,000	959,775
Cloud Software Group, Inc.:
8.25% 6/30/32 (i)	1,734,000	1,812,548
9% 9/30/29 (i)	1,370,000	1,394,126
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl 8.75% 5/1/29 (i)	1,135,000	1,159,985
TOTAL TECHNOLOGY		5,326,434
Telecommunications - 1.1%
Altice Financing SA 5.75% 8/15/29 (i)	2,585,000	2,077,407
Altice France SA:
5.125% 1/15/29 (i)	855,000	600,812
5.125% 7/15/29 (i)	5,450,000	3,832,538
5.5% 10/15/29 (i)	1,945,000	1,362,160
Frontier Communications Holdings LLC 5% 5/1/28 (i)	1,160,000	1,149,537
Intelsat Jackson Holdings SA 6.5% 3/15/30 (i)	1,405,000	1,344,267
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (i)	205,000	167,638
6.75% 10/15/27 (i)	1,455,000	1,331,031
Windstream Escrow LLC 7.75% 8/15/28 (i)	4,100,000	4,103,854
TOTAL TELECOMMUNICATIONS		15,969,244
TOTAL NONCONVERTIBLE BONDS (Cost $78,486,792)		77,535,402

Asset-Backed Securities - 0.2%
	Principal Amount (a)	Value ($)
Birch Grove Clo 4 Ltd. Series 2024-4A Class ER, CME Term SOFR 3 Month Index + 6.500% 11.8014% 7/15/37 (b)(c)(i)	347,000	348,518
Goldentree Loan Management U.S. CLO 18, Ltd. Series 2024-21A Class DJ, CME Term SOFR 3 Month Index + 4.250% 9.5751% 7/20/37 (b)(c)(i)	293,000	293,330
Goldentree Loan Management U.S. CLO 21, Ltd. Series 2024-21A Class E, CME Term SOFR 3 Month Index + 5.700% 11.0251% 7/20/37 (b)(c)(i)	440,000	441,027
Magnetite Xxix Ltd. Series 2024-29A Class ER, CME Term SOFR 3 Month Index + 6.000% 11.2416% 7/15/37 (b)(c)(i)	103,000	103,765
Midocean Credit Clo Xvi Series 2024-16A Class E, CME Term SOFR 3 Month Index + 6.250% 6.25% 10/20/37 (b)(c)(i)(j)	125,000	125,000
Ocp Clo 2017-14 Ltd. Series 2024-14A Class ER, CME Term SOFR 3 Month Index + 6.550% 11.2908% 7/20/37 (b)(c)(i)	200,000	202,130
Palmer Square Ln Funding 2024-3 Series 2024-3A Class D, CME Term SOFR 3 Month Index + 5.400% 10.7366% 8/8/32 (b)(c)(i)	605,000	605,431
TOTAL ASSET-BACKED SECURITIES (Cost $2,113,000)		2,119,201

Common Stocks - 2.4%
	Shares	Value ($)
Capital Goods - 0.0%
TNT Crane & Rigging LLC (e)(k)	188,360	433,228
TNT Crane & Rigging LLC warrants 10/31/25 (e)(k)	9,492	0
TOTAL CAPITAL GOODS		433,228
Consumer Products - 0.3%
JOANN, Inc. (e)	1,482,415	3,365,082
Diversified Financial Services - 0.4%
ACNR Holdings, Inc. (e)	69,613	5,921,978
Carnelian Point Holdings LP warrants (e)(k)	5,132	14,985
Limetree Bay Cayman Ltd. (e)(k)	776	51,239
TOTAL DIVERSIFIED FINANCIAL SERVICES		5,988,202
Energy - 1.3%
California Resources Corp.	91,210	4,785,789
Chesapeake Energy Corp.	109,641	9,017,972
Chesapeake Energy Corp. (l)	928	76,328
EP Energy Corp. (e)(k)	15,785	22,257
Exxon Mobil Corp.	40,902	4,794,532
TOTAL ENERGY		18,696,878
Entertainment/Film - 0.2%
New Cineworld Ltd. (e)(k)	191,905	3,222,085
Restaurants - 0.1%
Old Claimco LLC (e)(k)	105,486	1,189,882
Telecommunications - 0.1%
GTT Communications, Inc. (e)(k)	35,300	1,575,439
TOTAL COMMON STOCKS (Cost $23,191,956)		34,470,796

Preferred Securities - 0.2%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.2%
Citigroup, Inc. 4.7% (b)(m)	1,445,000	1,448,946
JPMorgan Chase & Co. 6.1% (b)(m)	1,130,000	1,164,465
TOTAL BANKS & THRIFTS		2,613,411
Diversified Financial Services - 0.0%
Aircastle Ltd. 5.25% (b)(i)(m)	895,000	890,227
TOTAL PREFERRED SECURITIES (Cost $3,438,596)		3,503,638

Other - 1.4%
	Shares	Value ($)
Other - 1.4%
Fidelity Private Credit Co. LLC (l)(n) (Cost $20,392,257)	2,051,205	20,327,439

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.89% (o) (Cost $52,055,340)	52,048,049	52,058,458

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,471,717,696)	1,429,017,421
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,469,353)
NET ASSETS - 100.0%	1,427,548,068

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(e)	Level 3 security
(f)	Non-income producing - Security is in default.
(g)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(h)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $364,108 and $364,223, respectively.

(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $76,377,614 or 5.4% of net assets.

(j)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k)	Non-income producing
(l)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,403,767 or 1.4% of net assets.

(m)	Security is perpetual in nature with no stated maturity date.
(n)	Affiliated Fund
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Chesapeake Energy Corp.	2/10/21	8,788

Fidelity Private Credit Co. LLC	6/06/22 - 9/11/24	20,392,257

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.89%	52,234,136	480,162,645	480,335,045	3,819,639	(2,863)	(415)	52,058,458	0.1%
Fidelity Securities Lending Cash Central Fund 4.89%	9,398,700	20,802,910	30,201,610	10,078	-	-	-	0.0%
Total	61,632,836	500,965,555	510,536,655	3,829,717	(2,863)	(415)	52,058,458

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Private Credit Co. LLC	25,093,125	4,945,638	8,956,554	3,796,636	(92,571)	(662,199)	20,327,439
	25,093,125	4,945,638	8,956,554	3,796,636	(92,571)	(662,199)	20,327,439

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,222,085	-	-	3,222,085
Consumer Discretionary	4,554,964	-	-	4,554,964
Energy	18,696,878	18,674,621	-	22,257
Financials	5,988,202	-	-	5,988,202
Industrials	433,228	-	-	433,228
Information Technology	1,575,439	-	-	1,575,439

Bank Loan Obligations	1,239,002,487	-	1,225,960,787	13,041,700

Corporate Bonds	77,535,402	-	77,535,402	-

Asset-Backed Securities	2,119,201	-	2,119,201	-

Preferred Securities	3,503,638	-	3,503,638	-

Other	20,327,439	-	20,327,439	-

Money Market Funds	52,058,458	52,058,458	-	-
Total Investments in Securities:	1,429,017,421	70,733,079	1,329,446,467	28,837,875

Net Unrealized Appreciation on Unfunded Commitments	334,956	-	-	334,956
Total	334,956	-	-	334,956
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$19,973,448
Net Realized Gain (Loss) on Investment Securities	158,972
Net Unrealized Gain (Loss) on Investment Securities	(1,326,318)
Cost of Purchases	2,938,940
Proceeds of Sales	(5,622,239)
Amortization/Accretion	130,198
Transfers into Level 3	-
Transfers out of Level 3	(3,211,301)
Ending Balance	$13,041,700
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2024	$(1,322,243)
Other Investments in Securities
Beginning Balance	$17,599,452
Net Realized Gain (Loss) on Investment Securities	801,378
Net Unrealized Gain (Loss) on Investment Securities	860,672
Cost of Purchases	681,918
Proceeds of Sales	(4,147,245)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$15,796,175
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2024	$6,715,056

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of September 30, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,399,270,099)	$1,356,631,524
Fidelity Central Funds (cost $52,055,340)	52,058,458
Other affiliated issuers (cost $20,392,257)	20,327,439

Total Investment in Securities (cost $1,471,717,696)		$1,429,017,421
Cash		3,599,388
Receivable for investments sold		20,563,090
Unrealized appreciation on unfunded commitments		334,956
Receivable for fund shares sold		1,243,909
Dividends receivable		7,257
Interest receivable		13,797,903
Distributions receivable from Fidelity Central Funds		155,880
Receivable from investment adviser for expense reductions		17,875
Total assets		1,468,737,679
Liabilities
Payable for investments purchased
Regular delivery	$40,803,721
Delayed delivery	265,000
Payable for fund shares redeemed	119,710
Other payables and accrued expenses	1,180
Total liabilities		41,189,611
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$1,427,548,068
Net Assets consist of:
Paid in capital		$1,594,136,191
Total accumulated earnings (loss)		(166,588,123)
Net Assets		$1,427,548,068
Net Asset Value, offering price and redemption price per share ($1,427,548,068 ÷ 14,589,814 shares)		$97.85
Statement of Operations
Year ended September 30, 2024
Investment Income
Dividends:
Unaffiliated issuers		$1,730,329
Affiliated issuers		3,771,150
Interest		131,941,077
Income from Fidelity Central Funds (including $10,078 from security lending)		3,829,717
Payment from investment adviser		180,979
Total income		141,453,252
Expenses
Custodian fees and expenses	$3,477
Independent trustees' fees and expenses	7,082
Legal	52,811
Miscellaneous	6
Total expenses before reductions	63,376
Expense reductions	(4,031)
Total expenses after reductions		59,345
Net Investment income (loss)		141,393,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(9,563,096)
Fidelity Central Funds	(2,863)
Other affiliated issuers	(92,571)
Capital gain distributions from underlying funds:
Affiliated issuers	25,486
Total net realized gain (loss)		(9,633,044)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	7,056,286
Fidelity Central Funds	(415)
Other affiliated issuers	(662,199)
Unfunded commitments	307,528
Total change in net unrealized appreciation (depreciation)		6,701,200
Net gain (loss)		(2,931,844)
Net increase (decrease) in net assets resulting from operations		$138,462,063
Statement of Changes in Net Assets

	Year ended September 30, 2024	Year ended September 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$141,393,907	$170,888,035
Net realized gain (loss)	(9,633,044)	(32,199,617)
Change in net unrealized appreciation (depreciation)	6,701,200	116,237,037
Net increase (decrease) in net assets resulting from operations	138,462,063	254,925,455
Distributions to shareholders	(141,566,172)	(171,040,104)

Affiliated share transactions
Proceeds from sales of shares	114,623,072	66,769,136
Reinvestment of distributions	141,539,557	171,038,902
Cost of shares redeemed	(299,654,064)	(1,390,873,549)

Net increase (decrease) in net assets resulting from share transactions	(43,491,435)	(1,153,065,511)
Total increase (decrease) in net assets	(46,595,544)	(1,069,180,160)

Net Assets
Beginning of period	1,474,143,612	2,543,323,772
End of period	$1,427,548,068	$1,474,143,612

Other Information
Shares
Sold	1,165,382	695,160
Issued in reinvestment of distributions	1,442,544	1,773,731
Redeemed	(3,058,509)	(14,420,965)
Net increase (decrease)	(450,583)	(11,952,074)

Financial Highlights
Fidelity® Floating Rate Central Fund

Years ended September 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$98.01	$94.22	$100.91	$96.50	$101.38
Income from Investment Operations
Net investment income (loss) A,B	9.418	8.494	4.767	4.112	4.985
Net realized and unrealized gain (loss)	(.147)	3.878	(6.696)	4.431	(4.687)
Total from investment operations	9.271	12.372	(1.929)	8.543	.298
Distributions from net investment income	(9.431)	(8.582)	(4.761)	(4.133)	(5.178)
Total distributions	(9.431)	(8.582)	(4.761)	(4.133)	(5.178)
Net asset value, end of period	$97.85	$98.01	$94.22	$100.91	$96.50
Total Return C	9.87%	13.65%	(1.98)%	8.99%	.42%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	- %	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	9.60%	8.78%	4.83%	4.14%	5.16%
Supplemental Data
Net assets, end of period (000 omitted)	$1,427,548	$1,474,144	$2,543,324	$2,773,908	$1,906,015
Portfolio turnover rate G	50%	24%	39%	41%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended September 30, 2024

1. Organization.
Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the nine month period ended September 30, 2024 was 11.38%.

4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$15,796,175	Market approach	Transaction price	$2.92	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	1.8 - 10.5 / 4.8	Increase
		Discounted cash flow	Discount rate	11.9%	Decrease
		Black scholes	Discount rate	3.9%	Increase
			Volatility	22.5% - 47.5% / 22.5%	Increase
			Term	1.0	Increase
Bank Loan Obligations	$13,041,700	Market approach	Transaction price	$100.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	9.0	Increase
		Discounted cash flow	Yield	7.2% - 16.1% / 10.0%	Decrease
		Indicative market price	Evaluated bid	$40.00 - $100.00 / $79.27	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements. The investment adviser has contractually agreed to reimburse the Fund with respect to the portion of the Fund's assets invested in Fidelity Private Credit Central Fund LLC until January 31, 2026 as presented in the Statement of Operations in payment from investment adviser.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$35,847,429
Gross unrealized depreciation	(78,534,531)
Net unrealized appreciation (depreciation)	$(42,687,102)
Tax Cost	$1,472,039,479

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(122,201,450)
Net unrealized appreciation (depreciation) on securities and other investments	$(42,687,102)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(7,814,768)
Long-term	(114,386,682)
Total capital loss carryforward	$(122,201,450)

The tax character of distributions paid was as follows:

	September 30, 2024	September 30, 2023
Ordinary Income	$141,566,172	$171,040,104

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Floating Rate Central Fund	EchoStar Corp. 10.75% 9/27/29	5,070,923	334,956
Fidelity Floating Rate Central Fund	Fidelity Private Credit Company LLC	4,377,014	-

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Floating Rate Central Fund	711,750,461	777,749,537
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Floating Rate Central Fund	1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Floating Rate Central Fund	1,049	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,031.
9. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Floating Rate Central Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.57% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $136,229,339 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $141,310,919 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Robert A. Lawrence
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Vijay C. Advani
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Thomas P. Bostick
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Donald F. Donahue
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Vicki L. Fuller
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Patricia L. Kampling
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Thomas A. Kennedy
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Oscar Munoz
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Karen B. Peetz
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
David M. Thomas
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Susan Tomasky
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Michael E. Wiley
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Floating Rate Central Fund
Each year, the Board of Directors, including the Independent Directors (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Directors), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Directors, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.814672.119
FR1-ANN-1124
Fidelity® Emerging Markets Equity Central Fund

Annual Report
September 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Emerging Markets Equity Central Fund
Schedule of Investments September 30, 2024
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
Australia - 0.0%
Paladin Energy Ltd. (Australia) (a)	101,305	808,930
Brazil - 5.8%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	107,700	1,787,191
Companhia de Transmissao de Energia Eletrica Paulista (PN)	661,000	2,948,455
Cury Construtora e Incorporado SA	278,700	1,143,920
Cyrela Brazil Realty SA	89,900	338,629
Dexco SA (a)	2,623,228	4,117,077
ENGIE Brasil Energia SA	506,400	3,946,010
Equatorial Energia SA	1,300,539	7,758,782
Equatorial Energia SA rights 12/31/99 (a)	85,919	513,208
Hapvida Participacoes e Investimentos SA (a)(b)	3,934,314	2,888,789
Hypera SA	243,988	1,174,772
Itau Unibanco Holding SA sponsored ADR	1,610,768	10,711,607
Localiza Rent a Car SA	1,327,575	9,991,478
LOG Commercial Properties e Participacoes SA	141,400	586,604
MercadoLibre, Inc. (a)	2,496	5,121,692
Metalurgica Gerdau SA (PN)	4,773,300	9,568,155
PagSeguro Digital Ltd. (a)	809,527	6,970,027
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR ADR (non-vtg.)	600,900	7,925,871
sponsored ADR	501,600	7,228,056
PRIO SA	929,000	7,389,094
Raia Drogasil SA	2,396,300	11,212,381
Rumo SA	2,240,600	8,225,857
Transmissora Alianca de Energia Eletrica SA	496,900	3,123,126
Vale SA sponsored ADR	1,661,315	19,404,159
XP, Inc. Class A	667,783	11,980,027
TOTAL BRAZIL		146,054,967
Canada - 0.7%
Barrick Gold Corp.	850,300	16,912,467
Chile - 0.8%
Antofagasta PLC	525,250	14,135,950
Banco de Chile	54,775,300	6,986,241
TOTAL CHILE		21,122,191
China - 30.8%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	342,400	8,000,798
Aier Eye Hospital Group Co. Ltd. (A Shares)	376,080	852,523
Airtac International Group	223,000	6,409,942
Akeso, Inc. (a)(b)	295,500	2,607,627
Alibaba Group Holding Ltd.	4,840,834	64,328,798
Angelalign Technology, Inc. (b)(c)	74,200	720,634
Baidu, Inc. Class A (a)	141,717	1,863,240
Bank of Ningbo Co. Ltd. (A Shares)	861,667	3,155,210
BeiGene Ltd. ADR (a)	16,405	3,683,087
Beijing Enlight Media Co. Ltd. (A Shares)	1,056,499	1,339,722
Beijing Roborock Technology Co. Ltd. (A Shares)	101,800	4,031,097
Bethel Automotive Safety Systems Co. Ltd. (A Shares)	56,300	392,419
Bilibili, Inc. ADR (a)	95,842	2,240,786
BYD Co. Ltd.:
(A Shares)	41,600	1,821,486
(H Shares)	449,774	16,047,022
C&S Paper Co. Ltd. (A Shares)	2,212,800	2,506,484
China Communications Services Corp. Ltd. (H Shares)	7,642,000	4,138,595
China Construction Bank Corp. (H Shares)	51,789,000	39,172,266
China Gas Holdings Ltd.	3,770,400	3,506,627
China Jushi Co. Ltd. (A Shares)	5,546,004	9,292,727
China Life Insurance Co. Ltd. (H Shares)	9,809,000	19,709,228
China Merchants Bank Co. Ltd. (H Shares)	1,345,000	6,669,765
China Overseas Land and Investment Ltd.	746,960	1,529,693
China Petroleum & Chemical Corp. (H Shares)	16,978,000	10,570,505
China Resources Beer Holdings Co. Ltd.	1,344,166	5,755,398
China Resources Land Ltd.	1,257,200	4,633,326
China Tower Corp. Ltd. (H Shares) (b)	8,448,833	1,119,432
ENN Energy Holdings Ltd.	904,000	6,983,052
ESR Group Ltd. (b)	727,400	1,160,269
Eyebright Medical Technology Beijing Co. Ltd. (A Shares)	34,200	484,360
Flat Glass Group Co. Ltd. (A Shares)	1,094,700	3,153,784
Foxconn Industrial Internet Co. Ltd. (A Shares)	2,792,535	10,022,648
Fuyao Glass Industries Group Co. Ltd. (A Shares)	637,800	5,288,874
Glodon Co. Ltd. (A Shares)	381,900	735,668
Guangdong Investment Ltd.	4,818,000	3,241,398
Haier Smart Home Co. Ltd.	3,988,387	15,622,763
Haier Smart Home Co. Ltd. (A Shares)	1,363,400	6,245,396
Haitian International Holdings Ltd.	1,734,000	5,576,388
Hansoh Pharmaceutical Group Co. Ltd. (b)	986,010	2,657,230
Innovent Biologics, Inc. (a)(b)	577,993	3,501,929
JA Solar Technology Co. Ltd. (A Shares)	586,200	1,131,725
JD.com, Inc.:
Class A	752,789	15,099,343
sponsored ADR	223,407	8,936,280
Kanzhun Ltd. ADR	89,309	1,550,404
KE Holdings, Inc. ADR	239,800	4,774,418
Kuaishou Technology Class B (a)(b)	518,783	3,660,380
Kunlun Energy Co. Ltd.	5,880,000	6,066,183
Kweichow Moutai Co. Ltd. (A Shares)	50,900	12,676,954
Lenovo Group Ltd.	4,898,026	6,678,682
Li Auto, Inc.:
ADR (a)(c)	184,430	4,730,630
Class A (a)	306,166	3,936,970
Li Ning Co. Ltd.	2,420,139	6,132,964
Longfor Properties Co. Ltd. (b)	319,500	618,134
Medlive Technology Co. Ltd. (b)	840,245	998,715
Meituan Class B (a)(b)	2,042,485	43,372,964
Midea Group Co. Ltd. (H Shares)	377,000	3,600,822
Montage Technology Co. Ltd. (A Shares)	667,000	6,355,911
NAURA Technology Group Co. Ltd.	153,742	8,016,884
NetEase, Inc. ADR	53,216	4,976,228
New Oriental Education & Technology Group, Inc. sponsored ADR	65,079	4,935,591
NIO, Inc. sponsored ADR (a)	323,313	2,159,731
PDD Holdings, Inc. ADR (a)	377,853	50,938,363
Ping An Insurance Group Co. of China Ltd. (H Shares)	5,473,500	34,371,008
Proya Cosmetics Co. Ltd. (A Shares)	656,888	10,303,740
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,220,900	10,863,462
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	113,753	4,748,825
Shenzhou International Group Holdings Ltd.	114,600	1,040,029
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd. (H Shares) (a)(c)	36,190	856,119
Sinopec Engineering Group Co. Ltd. (H Shares)	5,067,500	3,507,033
Sinopharm Group Co. Ltd. (H Shares)	844,109	2,258,529
Sinotruk Hong Kong Ltd.	1,661,500	4,990,581
Tencent Holdings Ltd.	2,241,021	124,611,729
Tongdao Liepin Group (a)	490,658	187,456
TravelSky Technology Ltd. (H Shares)	2,303,000	3,424,645
Trip.com Group Ltd. (a)	13,319	801,385
Trip.com Group Ltd. ADR (a)	270,987	16,104,757
Tsingtao Brewery Co. Ltd. (H Shares)	1,155,800	9,039,619
Uni-President China Holdings Ltd.	3,662,400	3,434,450
Xiaomi Corp. Class B (a)(b)	5,094,800	14,350,493
Xinyi Solar Holdings Ltd.	5,028,000	2,729,428
Yifeng Pharmacy Chain Co. Ltd.	482,890	1,755,839
Zai Lab Ltd. (a)	782,220	1,887,068
Zhejiang Shuanghuan Driveline Co. Ltd.	80,300	315,319
Zhongji Innolight Co. Ltd. (A Shares)	672,328	14,834,611
ZTO Express, Inc. sponsored ADR Class A	547,766	13,568,164
TOTAL CHINA		772,104,761
Greece - 0.7%
Alpha Services and Holdings SA	5,704,401	9,893,073
Piraeus Financial Holdings SA	1,643,683	7,000,301
TOTAL GREECE		16,893,374
Hong Kong - 0.8%
ASMPT Ltd.	497,060	6,074,300
Huanxi Media Group Ltd. (a)	9,169,702	672,348
Kerry Properties Ltd.	545,000	1,160,969
Prudential PLC	1,352,748	12,549,774
Prudential PLC rights (a)(d)	1,352,748	93,936
TOTAL HONG KONG		20,551,327
Hungary - 0.1%
Richter Gedeon PLC	59,678	1,837,583
India - 17.4%
Akums Drugs & Pharmaceutical Ltd.	35,886	358,014
Apollo Hospitals Enterprise Ltd.	48,526	4,169,677
Bajaj Auto Ltd.	76,998	11,346,205
Bajaj Finance Ltd.	243,448	22,382,716
Bharat Electronics Ltd.	3,771,500	12,833,881
Bharti Airtel Ltd.	1,119,953	22,852,214
Coal India Ltd.	1,945,500	11,846,111
Divi's Laboratories Ltd.	71,467	4,643,212
Embassy Office Parks (REIT)	381,252	1,774,284
Godrej Properties Ltd. (a)	33,300	1,256,344
HDFC Bank Ltd.	2,827,782	58,249,295
HDFC Standard Life Insurance Co. Ltd. (b)	2,091,628	17,924,852
Hero Motocorp Ltd.	95,521	6,512,746
Hindustan Aeronautics Ltd.	266,400	14,056,171
ICICI Bank Ltd.	1,931,630	29,320,119
Indraprastha Gas Ltd.	837,620	5,584,133
ITC Ltd.	2,126,487	13,151,186
JK Cement Ltd.	248,698	13,783,062
Kalyan Jewellers India Ltd.	196,300	1,710,955
Larsen & Toubro Ltd.	406,651	17,839,836
Mahanagar Gas Ltd.	290,601	6,730,310
Mahindra & Mahindra Ltd.	279,377	10,320,101
MakeMyTrip Ltd. (a)	66,902	6,218,541
Mankind Pharma Ltd. (a)	58,352	1,755,592
Max Healthcare Institute Ltd.	64,200	755,350
NTPC Ltd.	2,447,011	12,944,413
Ola Electric Mobility Ltd.	382,785	455,143
Petronet LNG Ltd.	934,868	3,811,108
Power Grid Corp. of India Ltd.	2,896,841	12,200,046
Reliance Industries Ltd.	1,212,197	42,727,295
Shree Cement Ltd.	19,327	6,068,954
Sona Blw Precision Forgings Ltd. (b)	437,609	3,882,894
Star Health & Allied Insurance Co. Ltd. (a)	114,524	829,857
Sun Pharmaceutical Industries Ltd.	363,620	8,361,969
Sunteck Realty Ltd.	66,194	458,714
Tata Steel Ltd.	6,384,800	12,844,664
Torrent Pharmaceuticals Ltd.	96,172	3,898,821
Trent Ltd.	7,300	659,982
Zomato Ltd. (a)	8,701,971	28,385,984
TOTAL INDIA		434,904,751
Indonesia - 2.5%
First Resources Ltd.	5,355,200	6,124,990
PT Bank Central Asia Tbk	36,610,824	24,967,421
PT Bank Rakyat Indonesia (Persero) Tbk	65,486,455	21,418,156
PT Sumber Alfaria Trijaya Tbk	37,628,100	7,853,685
PT Telkom Indonesia Persero Tbk	7,361,100	1,457,601
TOTAL INDONESIA		61,821,853
Korea (South) - 7.3%
AMOREPACIFIC Corp.	114,650	12,838,561
Celltrion, Inc.	37,508	5,556,614
Coway Co. Ltd.	108,480	5,485,766
Delivery Hero AG (a)(b)	59,440	2,405,508
HLB, Inc. (a)	14,660	952,525
Hyundai Motor Co. Ltd.	17,969	3,324,111
Kakao Corp.	81,504	2,233,824
Kakao Pay Corp. (a)	31,849	589,179
LG Corp.	104,022	6,238,260
LS Electric Co. Ltd.	39,040	4,833,456
NAVER Corp.	84,106	10,801,950
Samsung Biologics Co. Ltd. (a)(b)	10,236	7,582,050
Samsung Electronics Co. Ltd.	1,333,528	62,178,329
SK Hynix, Inc.	424,346	56,172,809
Webtoon Entertainment, Inc.	104,354	1,193,810
TOTAL KOREA (SOUTH)		182,386,752
Mauritius - 0.0%
Jumo World Holding Ltd. (a)(e)(f)	161,297	295,174
Jumo World Ltd. (a)(f)	161	0
TOTAL MAURITIUS		295,174
Mexico - 1.6%
CEMEX S.A.B. de CV sponsored ADR	1,014,400	6,187,840
Corporacion Inmobiliaria Vesta S.A.B. de CV	769,600	2,077,412
Fibra Uno Administracion SA de CV	1,305,300	1,519,425
Grupo Financiero Banorte S.A.B. de CV	2,970,532	21,045,669
Wal-Mart de Mexico SA de CV Series V	3,546,800	10,658,413
TOTAL MEXICO		41,488,759
Netherlands - 0.1%
CTP BV (b)	78,985	1,441,923
CTP BV rights (a)(d)	69,585	22,463
TOTAL NETHERLANDS		1,464,386
Panama - 0.3%
Copa Holdings SA Class A	71,298	6,690,604
Peru - 0.5%
Credicorp Ltd. (United States)	76,909	13,918,222
Philippines - 0.4%
Ayala Land, Inc.	4,301,700	2,811,970
SM Investments Corp.	239,000	4,080,800
SM Prime Holdings, Inc.	3,547,200	2,046,340
TOTAL PHILIPPINES		8,939,110
Poland - 0.5%
Allegro.eu SA (a)(b)	467,223	4,225,522
CD Projekt SA (c)	81,300	3,678,461
Dino Polska SA (a)(b)	44,100	4,018,153
TOTAL POLAND		11,922,136
Puerto Rico - 0.1%
Liberty Latin America Ltd. Class C (a)	160,904	1,526,979
Romania - 0.0%
Societatea de Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA	49,700	1,389,868
Russia - 0.0%
Gazprom OAO sponsored ADR (Reg. S) (a)(f)	782,800	219,184
LSR Group OJSC (a)(f)	6,300	6,341
Sberbank of Russia (a)(f)	794,750	4,889
Sberbank of Russia sponsored ADR (a)(f)	1,468,992	26,148
Severstal PAO GDR (Reg. S) (a)(f)	433,400	10,233
TOTAL RUSSIA		266,795
Saudi Arabia - 3.7%
Al Rajhi Bank	914,415	21,255,262
Alinma Bank	1,818,375	13,814,493
Bupa Arabia for Cooperative Insurance Co.	186,450	10,298,139
Dr Sulaiman Al Habib Medical Services Group Co.	32,322	2,555,501
Sabic Agriculture-Nutrients Co.	211,600	6,700,986
Saudi Arabian Oil Co. (b)	2,023,100	14,614,813
The Saudi National Bank	2,515,993	23,004,361
TOTAL SAUDI ARABIA		92,243,555
Singapore - 1.6%
Sea Ltd. ADR Class A (a)	420,184	39,614,948
South Africa - 3.7%
Bidvest Group Ltd./The	38,017	644,248
Capitec Bank Holdings Ltd.	181,099	31,911,892
Discovery Ltd.	764,242	7,599,292
Impala Platinum Holdings Ltd.	1,869,600	10,470,409
Naspers Ltd. Class N	94,633	22,976,471
Pick 'n Pay Stores Ltd. (a)(c)	3,701,602	5,533,924
Shoprite Holdings Ltd. (c)	778,841	13,333,271
TOTAL SOUTH AFRICA		92,469,507
Taiwan - 16.6%
Accton Technology Corp.	280,000	4,689,733
Alchip Technologies Ltd.	100,582	6,254,115
ASE Technology Holding Co. Ltd.	554,380	2,619,507
Asia Vital Components Co. Ltd.	424,401	7,883,279
AURAS Technology Co. Ltd.	265,000	5,606,523
BizLink Holding, Inc.	498,390	7,233,504
Cathay Financial Holding Co. Ltd.	1,509,000	3,159,289
Chailease Holding Co. Ltd.	1,853,012	9,538,377
CTBC Financial Holding Co. Ltd.	3,508,000	3,799,238
Delta Electronics, Inc.	563,000	6,744,372
E Ink Holdings, Inc.	294,000	2,712,023
eMemory Technology, Inc.	85,643	7,091,304
Formosa Plastics Corp.	2,298,000	3,870,636
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,948,000	29,208,513
King Yuan Electronics Co. Ltd.	1,282,107	4,541,040
MediaTek, Inc.	317,324	11,738,680
PharmaEssentia Corp. (a)	121,260	2,428,025
Quanta Computer, Inc.	353,152	2,935,243
Taiwan Semiconductor Manufacturing Co. Ltd.	9,057,203	272,110,574
Uni-President Enterprises Corp.	3,596,000	9,872,216
Unimicron Technology Corp.	822,261	3,727,783
Wiwynn Corp.	101,700	5,491,153
Yageo Corp.	87,000	1,706,419
TOTAL TAIWAN		414,961,546
Tanzania - 0.0%
Helios Towers PLC (a)	445,700	682,877
Thailand - 0.4%
PTT Global Chemical PCL (For. Reg.)	10,005,300	9,323,735
Supalai PCL (For. Reg.)	1,758,200	1,125,056
TOTAL THAILAND		10,448,791
United Arab Emirates - 0.3%
Aldar Properties PJSC	664,100	1,359,642
Emaar Properties PJSC	2,247,478	5,335,622
TOTAL UNITED ARAB EMIRATES		6,695,264
United Kingdom - 0.3%
AngloGold Ashanti PLC	284,900	7,568,586
United States of America - 1.7%
FirstCash Holdings, Inc.	126,472	14,518,986
Legend Biotech Corp. ADR (a)	102,763	5,007,641
Tenaris SA sponsored ADR	219,600	6,981,084
Titan Cement International Trading SA	425,630	16,772,167
TOTAL UNITED STATES OF AMERICA		43,279,878
TOTAL COMMON STOCKS (Cost $1,835,710,524)		2,471,265,941

Preferred Stocks - 0.8%
	Shares	Value ($)
Convertible Preferred Stocks - 0.5%
China - 0.3%
ByteDance Ltd. Series E1 (a)(e)(f)	30,246	7,536,396
dMed Biopharmaceutical Co. Ltd. Series C (a)(e)(f)	52,588	263,992
		7,800,388
India - 0.2%
Meesho:
Series D2 (e)(f)	14,381	804,042
Series E (e)(f)	2,396	133,960
Series E1 (e)(f)	2,520	140,893
Series F (a)(e)(f)	36,087	2,052,629
		3,131,524
United States of America - 0.0%
Gupshup, Inc. (a)(e)(f)	44,950	386,570
TOTAL CONVERTIBLE PREFERRED STOCKS		11,318,482
Nonconvertible Preferred Stocks - 0.3%
Korea (South) - 0.3%
Hyundai Motor Co. Ltd. Series 2	65,895	8,762,819
TOTAL PREFERRED STOCKS (Cost $13,242,555)		20,081,301

Convertible Bonds - 0.1%
	Principal Amount (g)	Value ($)
Brazil - 0.1%
Creditas Financial Solutions Ltd. 5% 7/28/27 (e)(f) (Cost $2,066,600)	2,066,600	1,939,297

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.89% (h)	25,743,457	25,748,606
Fidelity Securities Lending Cash Central Fund 4.89% (h)(i)	12,630,106	12,631,369
TOTAL MONEY MARKET FUNDS (Cost $38,379,590)		38,379,975

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $1,889,399,269)	2,531,666,514
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(26,357,312)
NET ASSETS - 100.0%	2,505,309,202

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $133,752,311 or 5.3% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,552,953 or 0.5% of net assets.

(f)	Level 3 security
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	3,314,181

Creditas Financial Solutions Ltd. 5% 7/28/27	1/28/22 - 7/28/23	2,066,600

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	746,915

Gupshup, Inc.	6/08/21	1,027,791

Jumo World Holding Ltd.	9/06/23	161,297

Meesho Series D2	7/15/24	805,336

Meesho Series E	7/15/24	134,176

Meesho Series E1	4/18/24	141,120

Meesho Series F	9/21/21 - 7/15/24	2,720,899

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.89%	22,507,677	638,928,420	635,687,578	1,816,746	85	2	25,748,606	0.1%
Fidelity Securities Lending Cash Central Fund 4.89%	10,701,650	238,516,177	236,586,458	161,682	-	-	12,631,369	0.0%
Total	33,209,327	877,444,597	872,274,036	1,978,428	85	2	38,379,975

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of September 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	233,800,785	98,331,819	127,932,570	7,536,396
Consumer Discretionary	405,716,161	240,969,884	161,614,753	3,131,524
Consumer Staples	140,069,264	134,313,866	5,755,398	-
Energy	114,122,051	113,902,867	-	219,184
Financials	519,133,489	362,898,926	155,908,352	326,211
Health Care	79,446,773	77,295,713	1,887,068	263,992
Industrials	141,722,260	141,722,260	-	-
Information Technology	575,882,901	286,415,757	289,080,574	386,570
Materials	167,031,807	167,021,574	-	10,233
Real Estate	35,698,949	35,692,608	-	6,341
Utilities	78,722,802	78,722,802	-	-

Corporate Bonds	1,939,297	-	-	1,939,297

Money Market Funds	38,379,975	38,379,975	-	-
Total Investments in Securities:	2,531,666,514	1,775,668,051	742,178,715	13,819,748
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$29,304,694
Net Realized Gain (Loss) on Investment Securities	(32,434,026)
Net Unrealized Gain (Loss) on Investment Securities	45,294,796
Cost of Purchases	1,205,176
Proceeds of Sales	(29,550,892)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$13,819,748
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2024	$(653,054)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of September 30, 2024
Assets
Investment in securities, at value (including securities loaned of $11,976,780) - See accompanying schedule:
Unaffiliated issuers (cost $1,851,019,679)	$2,493,286,539
Fidelity Central Funds (cost $38,379,590)	38,379,975

Total Investment in Securities (cost $1,889,399,269)		$2,531,666,514
Foreign currency held at value (cost $24,359,375)		24,339,717
Receivable for investments sold		67,349,407
Receivable for fund shares sold		12,169
Dividends receivable		4,594,409
Interest receivable		121,852
Distributions receivable from Fidelity Central Funds		194,958
Other receivables		1,098,161
Total assets		2,629,377,187
Liabilities
Payable to custodian bank	$249,695
Payable for investments purchased
Regular delivery	84,685,630
Delayed delivery	116,553
Payable for fund shares redeemed	1,030,275
Deferred taxes	24,622,275
Other payables and accrued expenses	732,189
Collateral on securities loaned	12,631,368
Total liabilities		124,067,985
Net Assets		$2,505,309,202
Net Assets consist of:
Paid in capital		$2,147,716,442
Total accumulated earnings (loss)		357,592,760
Net Assets		$2,505,309,202
Net Asset Value, offering price and redemption price per share ($2,505,309,202 ÷ 10,856,127 shares)		$230.77
Statement of Operations
Year ended September 30, 2024
Investment Income
Dividends		$60,423,716
Interest		129,933
Income from Fidelity Central Funds (including $161,682 from security lending)		1,978,428
Income before foreign taxes withheld		$62,532,077
Less foreign taxes withheld		(6,517,526)
Total income		56,014,551
Expenses
Custodian fees and expenses	$509,217
Independent trustees' fees and expenses	10,957
Miscellaneous	4
Total expenses		520,178
Net Investment income (loss)		55,494,373
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $7,776,324)	(62,469,582)
Fidelity Central Funds	85
Foreign currency transactions	(6,148,332)
Futures contracts	186,777
Total net realized gain (loss)		(68,431,052)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $15,559,601)	540,967,893
Fidelity Central Funds	2
Assets and liabilities in foreign currencies	3,854,867
Total change in net unrealized appreciation (depreciation)		544,822,762
Net gain (loss)		476,391,710
Net increase (decrease) in net assets resulting from operations		$531,886,083
Statement of Changes in Net Assets

	Year ended September 30, 2024	Year ended September 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$55,494,373	$60,922,816
Net realized gain (loss)	(68,431,052)	(104,922,878)
Change in net unrealized appreciation (depreciation)	544,822,762	299,723,645
Net increase (decrease) in net assets resulting from operations	531,886,083	255,723,583
Distributions to shareholders	(53,105,685)	(66,650,856)

Affiliated share transactions
Proceeds from sales of shares	88,746,296	527,724,240
Reinvestment of distributions	53,105,685	66,650,856
Cost of shares redeemed	(270,865,212)	(399,969,764)

Net increase (decrease) in net assets resulting from share transactions	(129,013,231)	194,405,332
Total increase (decrease) in net assets	349,767,167	383,478,059

Net Assets
Beginning of period	2,155,542,035	1,772,063,976
End of period	$2,505,309,202	$2,155,542,035

Other Information
Shares
Sold	427,021	2,759,066
Issued in reinvestment of distributions	261,492	350,181
Redeemed	(1,309,993)	(2,152,238)
Net increase (decrease)	(621,480)	957,009

Financial Highlights
Fidelity® Emerging Markets Equity Central Fund

Years ended September 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$187.80	$168.44	$277.72	$237.14	$210.61
Income from Investment Operations
Net investment income (loss) A,B	4.94	5.48	5.84	5.06	3.85
Net realized and unrealized gain (loss)	42.80	19.98	(90.17)	40.55	28.57
Total from investment operations	47.74	25.46	(84.33)	45.61	32.42
Distributions from net investment income	(4.77)	(6.10)	(6.45)	(5.03)	(5.52)
Distributions from net realized gain	-	-	(18.50)	-	(.37)
Total distributions	(4.77)	(6.10)	(24.95)	(5.03)	(5.89)
Net asset value, end of period	$230.77	$187.80	$168.44	$277.72	$237.14
Total Return C	25.79%	15.11%	(32.96)%	19.17%	15.71%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.02%	.02%	.02%	.03%	.05%
Expenses net of fee waivers, if any	.02%	.02%	.02%	.03%	.05%
Expenses net of all reductions	.02%	.02%	.02%	.03%	.05%
Net investment income (loss)	2.39%	2.88%	2.68%	1.74%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$2,505,309	$2,155,542	$1,772,064	$1,902,714	$1,986,807
Portfolio turnover rate F	42%	50%	58%	68%	50%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended September 30, 2024

1. Organization.
Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$758,168,747
Gross unrealized depreciation	(147,177,827)
Net unrealized appreciation (depreciation)	$610,990,920
Tax Cost	$1,920,675,594

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,581,166
Capital loss carryforward	$(236,343,024)
Net unrealized appreciation (depreciation) on securities and other investments	$610,976,893

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(132,974,899)
Long-term	(103,368,125)
Total capital loss carryforward	$(236,343,024)

The tax character of distributions paid was as follows:

	September 30, 2024	September 30, 2023
Ordinary Income	$53,105,685	$66,650,856

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Equity Central Fund	971,996,568	1,104,316,205

6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Emerging Markets Equity Central Fund	3,028

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Emerging Markets Equity Central Fund	4,029,398	9,209,603	(19,904)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Emerging Markets Equity Central Fund	1,732

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Emerging Markets Equity Central Fund	17,105	-	-

8. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Emerging Markets Equity Central Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of  September 30, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of  September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $1,656,635 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 26.44%, 85.59%, and 85.59% of the dividends distributed in December, June, and September, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $2.5404 and $0.7979 for the dividend paid December 11, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Robert A. Lawrence
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Vijay C. Advani
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Thomas P. Bostick
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Donald F. Donahue
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Vicki L. Fuller
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Patricia L. Kampling
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Thomas A. Kennedy
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Oscar Munoz
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Karen B. Peetz
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
David M. Thomas
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Susan Tomasky
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00
Michael E. Wiley
Affirmative	31,231,071,082.58	100.00
Withheld	0.00	0.00
TOTAL	31,231,071,082.58	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Emerging Markets Equity Central Fund
Each year, the Board of Directors, including the Independent Directors (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Directors), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Directors, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.876933.115
EMQ-ANN-1124

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	November 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	November 21, 2024

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	November 21, 2024